Credit risk	12 Months Ended
Dec. 31, 2020
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Credit risk
Credit risk

Overview
Credit risk is the risk of financial loss due to the default or credit quality deterioration of a customer or counterparty to which we provided credit, or for which we have assumed a financial obligation.
Santander UK group level
We start by discussing credit risk at a Santander UK group level. We set out how our exposures arise, our types of customer and how we manage them, and our approach to credit risk across the credit risk lifecycle. We discuss our ECL approach and the key inputs to our ECL model. We also summarise various Covid-19 support measures provided to our customers and their impact on ECL. We then analyse our key metrics, credit performance and forbearance, and highlight how Covid-19 affected them where relevant.
Business segments
Then we cover Retail Banking separately from our other business segments – Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre – in more detail.
Key metrics Stage 3 ratio increased to 1.45% (2019: 1.15%). Loss allowances increased to £1,377m (2019: £863m). Average LTV of 64% (2019: 65%) on new mortgage lending.
Credit risk – Santander UK group level
SANTANDER UK GROUP LEVEL – CREDIT RISK MANAGEMENT
Exposures (audited)
Exposures to credit risk arise in our business segments from:

Retail Banking	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
–Residential mortgages, business banking, consumer (auto) finance and other unsecured lending (credit cards, personal loans and overdrafts). –We provide these to individuals and small businesses.
–Loans, bank accounts, treasury services, invoice discounting, cash transmission, trade finance and asset finance.
–We provide these to SMEs and mid corporates, Commercial Real Estate and Social Housing associations.
–Loans, bank accounts, treasury services, treasury markets activities, trade finance, receivables discounting and cash transmission. –We provide these to large corporates and financial institutions.
–Asset and liability management of our balance sheet, as well as our non-core and Legacy Portfolios being run down.
–Exposures include sovereign and other international organisation assets that we hold for liquidity.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report some customer assets in Corporate & Commercial Banking rather than in Business Banking (in Retail Banking), some non-core corporate mortgages in Corporate & Commercial Banking rather than in Corporate Centre, and a number of smaller business lines in Corporate Centre rather than in Corporate & Investment Banking. See Note 2 for more information.

Our types of customers and how we manage them
We manage credit risk across all our business segments in line with the credit risk lifecycle that we show in the next section. We tailor the way we manage risk to the type of customer. We classify our customers as standardised or non-standardised:

Standardised	Non-standardised
–Mainly individuals and small businesses. Their transactions are for relatively small amounts of money and share similar credit characteristics.	–Mainly medium and large corporate customers. Their transactions are for larger values and have more diverse credit characteristics.
–We manage risk using automated decision-making tools. These are backed by teams of expert analysts.	–We manage risk through expert analysis with support from internal risk assessment models.

For many of our business customers, the impact of the Covid-19 pandemic has been extreme with, in some cases, revenue streams disappearing overnight and cash flows becoming very challenged. Many businesses that had been performing well were suddenly faced with considerable unforeseen challenges. Given the scale of these issues and their impact on the wider economy, it is understandable that the UK Government wanted to provide financial help and recognised that one of the most efficient ways to do so quickly was through the banking sector.

The result was the rapid development, introduction and implementation of the government-backed loan schemes, BBLS, CBILS and CLBILS. We mobilised quickly to implement these schemes in a way that allowed our customers to get much needed support quickly. In a matter of months, we granted such loans to circa 150,000 customers totalling £4.6bn, consisting of £4.0bn BBLS, £0.4bn CBILS and £0.2bn CLBILS. These loans ensured that our customers had liquidity to allow them to survive, and adapt their business models to the new environment. Almost all of our government-backed loans have been to existing customers, with an incredible 111,000 BBLS loans made to existing customers who had never borrowed from us before. Almost all of the remainder of the BBLS loans have been made to existing borrowers.

The rapid support provided to so many of our business customers has strengthened and deepened many of our customer relationships.
Covid-19 loan schemes
Our approach to credit risk

We manage our portfolios across the credit risk lifecycle (above), from drawing up our risk strategy, plans, budgets and limits to making sure the actual risk profile of our exposures stays in line with our business plans and within our Risk Appetite. We further tailor the way we manage risk across the lifecycle to the type of product. We say more on this in the Credit risk – Retail Banking and the Credit risk – Other business segments sections.
1. Risk strategy and planning (audited)
All relevant areas of the business work together to create our business plans. We aim to balance our strategy, goals, and financial and technical resources with our Risk Appetite. To do this, we focus on economic and market conditions and forecasts, regulations, conduct matters, profitability, returns and market share. The result is an agreed set of targets and limits that help us direct our business.
2. Assessment and origination (audited)
Managing credit risk begins with lending responsibly. That means only lending to customers who can afford to pay us back, even if things get tighter for them, and are committed to paying us back. We perform a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. These decisions are made with authority from the Board and consider:
–The credit quality of the customer
–The underlying risk and how we can mitigate it, such as through netting or collateral, or participation in Government-sponsored programs, such as the coronavirus support loan schemes introduced in 2020
–Our risk policy, limits and appetite
–Whether we can balance the amount of risk we face with the returns we expect, and
–Assessment of customer affordability.
We lend responsibly by having a number of prohibitions and restrictions on a range of activities. For details, see the 'Other business segments - credit risk management' section.
3. Monitoring (audited)
We measure and monitor changes in our credit risk profile on a regular and systematic basis against our budgets, limits and benchmarks. We monitor credit performance by portfolio, segment, customer or transaction. If our portfolios do not perform as we expect, we investigate to understand the reasons. Then we take action to mitigate it as far as possible and bring performance back on track. We monitor and review our risk profile through formal governance forums and committees across our business. These agree and track any steps we need to take to manage our portfolios, to make sure the impact is prompt and effective. This structure is a vital feedback tool to coordinate issues, trends and developments across each part of the credit risk lifecycle.
Credit concentrations
A core part of our monitoring and management is a focus on credit concentrations, such as the proportion of our lending that goes to specific borrowers, groups or industries. We set concentration limits in line with our Risk Appetite and review them on a regular basis. We track how concentrated our portfolios are using a range of criteria, these include geographies, economic sectors, products and groups of customers.
Geographical concentrations
We set exposure limits to countries and geographies, with reference to the country limits set by Banco Santander. These are determined according to how the country is classified (whether it is a developed OECD country or not), its credit rating, its gross domestic product, and the products and services we or Banco Santander want to offer in that country. For more geographical information, see ‘Country risk exposures’.
Industry concentrations
We also set exposure limits by industry sector. We set these limits based on the industry outlook, our strategic aims and desired level of concentration, and relevant limits set by Banco Santander. We analyse committed exposures in the ‘Credit risk review’.
4. Arrears management (audited)
Sometimes our customers face financial difficulty and may fall into payment arrears or breach the conditions of their credit facility. If this happens, we work with them to get their account back on track. We aim to support our customers and keep our relationship with them. To do this, we:
–Find affordable and sustainable ways of repaying to fit their circumstances
–Monitor their finances and use models to predict how they will cope. This helps us put in place the right strategy to manage their debt
–Work with them to get their account back on track as soon as possible in a way that works for them and us
–Monitor agreements we make to manage their debt, so we know they are working.
For more, see the Forbearance section on the next page.
5. Debt recovery (audited)
Sometimes, even when we have taken all reasonable and responsible steps we can to manage arrears, they are not effective. If this happens, we have to end our agreement with the customer and try to recover the whole debt, or as much of it as we can.
Loan modifications (audited)
We sometimes change the terms of a loan when a customer gets into financial difficulty (this is known as forbearance), or for other commercial reasons.
Forbearance
When a customer gets into financial difficulties, we can change the terms of their loan, either temporarily or permanently. We do this to help customers through temporary periods of difficulty so they can get back on to sustainable terms and fully pay off the loan over its lifetime, with support if needed. We try to do this before the customer defaults. Whatever we offer, we assess it to make sure the customer can afford the repayments. Forbearance improves our customer relationships and our credit risk profile. We review our approach regularly to make sure it is still effective. In a few cases, we can help a customer in this way more than once. This can happen if the plan to repay their debt doesn’t work and we have to draw up another one. When this happens more than once in a year, or more than three times in five years, we call it multiple forbearance. We only use foreclosure or repossession as a last resort.
When we agree to forbearance, we consider that the account has suffered a Significant Increase in Credit Risk (SICR), as we explain later on. We review our loss allowance for it and report the account as forborne. For retail accounts, if an account is in Stage 1 (a 12-month ECL) when we agree forbearance, we transfer it to Stage 2 (a lifetime ECL). For all accounts, if an account is already in Stage 2 when we agree forbearance, we keep it in Stage 2 unless the forbearance arrangement involves an account that is deemed unlikely to pay (defined through a number of events listed in our Classification Policy), the forgiveness of fees and interest or debt, or is being granted multiple forbearances which would put the case into Stage 3 (a lifetime ECL). If an account is already in Stage 3 when we agree forbearance, we keep it in Stage 3. We monitor the performance of all forborne loans. A loan moves from a lifetime ECL to a 12-month ECL once the criteria to exit forbearance have been met, as set out below.
Exit from forbearance or cure
For an account in Stage 3 to exit forbearance, all the following conditions must be met:
–The account has been classed as Stage 3 for at least one year since the end of the latest forbearance strategy
–The account is not deemed unlikely to pay
–The account is no longer in arrears, and the customer has no other material debts with us which are more than 90 days in arrears.
If all the conditions are met, the account is re-classed as Stage 2 forbearance until the Stage 2 forbearance exit conditions set out below are also met.
For an account in Stage 2 to exit forbearance, all the following conditions must be met:
–The account has been classed as Stage 2 for at least two years since the end of the latest forbearance strategy
–The account has been performing, i.e. the customer is no longer in financial difficulty
–Meaningful capital and interest repayments have been made for at least 50% of the two year period
–The account is no longer in arrears, and the customer has no other material debts with us which are more than 30 days in arrears.
Other modifications
When a customer is not showing any signs of financial difficulties, we can also change the terms of their loan. We do this to assist them to manage their financial liabilities. In addition, since March 2020, we have provided mortgage customers with payment holiday terms in line with UK Government and FCA guidance. Similar payment holidays have also been granted in respect of consumer (auto) finance, personal loans, credit cards, businesses and corporates. For more on this, see 'Covid-19 Support measures'.
Loans for customers who were provided with payment holidays were considered to have the contract terms modified. The granting of a payment holiday on its own was not considered to be a Significant Increase in Credit Risk (SICR) event, nor was it considered a default under regulatory definitions. Neither were they considered to have been granted forbearance. For customers who have needed further financial support after the payment holiday period, we help them by offering assistance in line with our policies.
Risk measurement and control
We measure and control credit risk at all stages across the credit risk lifecycle. We have a range of tools, processes and approaches, but we rely mainly on:
–Credit control: as a core part of risk management we generate, extract and store accurate, comprehensive and timely data to track credit limits. We use internal data and data from third parties like credit bureaux.
–Models: we use models widely to measure credit risk and capital needs. They range from statistical and expert models to benchmarks.
–Review: we use formal and informal forums to approve, validate, review and challenge our risk management. We do this to help predict if our credit risk will worsen.
Key metrics (audited)
We use a number of key metrics to measure and control credit risk, as follows:

Metric	Description
Expected Credit Loss (ECL)	ECL tells us what credit risk is likely to cost us either over the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR since origination. We explain how we calculate ECL below.
Stages 1, 2 and 3	We assess each facility’s credit risk profile to determine which stage to allocate them to, and we monitor where there is a SICR and transfers between the Stages including monitoring of coverage ratios for each stage. We explain how we allocate a facility to Stage 1, 2 or 3 below.
Stage 3 ratio	The Stage 3 ratio is total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures. The Stage 3 ratio is the main indicator of credit quality performance.
Expected Loss (EL)	EL is based on the regulatory capital rules of CRD IV and gives us another view of credit risk. It is the product of the probability of default, exposure at default and loss given default. We calculate each factor in accordance with CRD IV and include direct and indirect costs. We base them on our risk models and our assessment of each customer’s credit quality. There are differences between regulatory EL and IFRS 9 ECL, which we set out below. The rest of our Risk review, impairments, losses and loss allowances refer to calculations in accordance with IFRS, unless we specifically say they relate to CRD IV. For our IFRS accounting policy on impairment, see Note 1 to the Consolidated Financial Statements.
We also assess risks from other perspectives, such as geography, business area, product and process to identify areas we need to focus on. We also use stress testing to establish vulnerabilities to economic deterioration. Our business segments tailor their approach to credit risk to their own customers, as we explain later on.
Key differences between regulatory EL and IFRS 9 ECL models
There are differences between the regulatory EL and the IFRS 9 ECL approaches. Although our IFRS 9 models use the existing Basel advanced IRB risk components, we need to make several adjustments to ensure the outcome is in line with the IFRS 9 requirements, i.e. the financial reporting standard we use, as follows.

	Basel advanced IRB EL	IFRS 9 ECL
Rating philosophy	Mix of point-in-time, through-the-cycle or hybrid	Point-in-time, forward-looking. Considers a range of economic scenarios
Parameters calibration	Contains regulatory floors and downturn calibration	Unbiased estimate, based on conditions known at the balance sheet date
Calculation timing	Considers aggregation of possible default events in the next 12 months	Considers monthly calculation of parameters, for all possible future default dates. First 12 months are used for Stage 1, full lifetime for Stages 2 and 3
Probability of Default (PD)	PD in the next 12 months	Includes forward-looking economic data and removes conservatism. PD in next 12 months for Stage 1, lifetime for Stages 2 and 3
Loss Given Default (LGD)	Lifetime LGD for defaults in the next 12 months	Modelled without regulatory floors and exclusion of indirect costs
Exposure at Default (EAD)	Exposure at the point of default if the customer defaults in the next 12 months	Floored at amount owed, except on some revolving facilities. Recognises ability for exposure to reduce from the balance sheet date to default date
SICR	Does not include SICR concept	Includes SICR concept
Discounting applied	At the weighted average cost of capital to the default date	At the effective interest rate (EIR) to the balance sheet date
Recognising ECL (audited)
The ECL approach estimates the credit losses arising from defaults in the next 12 months on qualifying exposures, or defaults over the lifetime of the exposure where there is evidence of a SICR since the origination date. The ECL approach takes into account forward-looking data, including a range of possible outcomes, which should be unbiased and probability-weighted in order to reflect the risk of a loss being incurred even when it is considered unlikely.
Multiple economic scenarios and probability weights (audited)
For all our portfolios, except CIB, we use five forward-looking economic scenarios. For 2020, they consist of a central base case, one upside scenario and three downside scenarios. We use five scenarios to reflect a wide range of possible outcomes for the UK economy.
(i) For all our portfolios, except CIB
Our forecasting approach
We derive our scenarios in part by using a set of parameters in GDP fan charts published by the Office for Budget Responsibility (OBR). To avoid major changes to the scenarios due to changes in the OBR fan charts, we place more weight on the long-run outlook of the fan charts rather than relying solely on each individual release as this can create large swings in the scenarios which may not be appropriate. We use the OBR fan charts to calculate our GDP paths for each scenario. For 2020 this applied to the Upside 1, Downside 1 and Downside 2 scenarios. These fan charts reflect the probability distribution of a deviation from the OBR’s central forecast to illustrate the uncertainty regarding the outcome of a variable, in this case GDP.
We use the 0.6 fan chart path for our Upside 1 scenario and the 0.3 path for Downside 1. For Downside 2 we use a blend of the Downside 1 scenario and the base case rather than the 2008/09 recession, which is used under BAU. This is because the fall in GDP in the base case is markedly higher than the one seen in 2008/09, due to the lockdown restrictions imposed due to Covid-19. This means that in the longer run the GDP levels in our Downside 1 and 2 scenarios converge. To ensure that Downside 2 is kept consistent with any changes to the OBR fan charts, we calculate the Downside 2 GDP by taking the percentage difference between Downside 2 and Downside 1 GDP in the original forecast and applying this difference to the new Downside 1.
Once we have established the GDP paths for each scenario, we run them through the Oxford Global Economic Model (OGEM) to derive the other macroeconomic variables, such as unemployment and house prices. These variables are the product of the GDP growth paths we have forecast and the output of the OGEM for these growth paths. We then impose a Bank Rate profile for each scenario using expert judgement. We determine the Bank of England Bank Rate (Bank Rate) by using the base case Bank Rate profile and adjusting this for each of the four other scenarios. To do this, we firstly consider what each of the scenarios is trying to achieve.
For the upside scenario, which has a higher growth path and rising productivity growth, we allow for a managed tightening of the monetary stance, so we assume small increases in Bank Rate. In contrast, for Downside 2 the scenario shows monetary policy forced into a reactive stance to contain CPI inflation at a time of weakening output growth, so we assume the Bank of England would raise rates in this scenario to bring inflation back to its target rate. The rising Bank Rate profiles are based on forward guidance from the Bank of England, where increases are assumed to be gradual and incremental. For the Downside 1 scenario, this is aligned to the base case forecast as inflation is similar to that of the base case, and for Downside 3, this shows a negative interest rate profile which the Bank of England follows to try and boost growth with inflation remaining low. In this way, our scenarios reflect a range of possible outcomes that the Bank of England may follow for different growth paths.
Our use of five scenarios is designed to reflect different possible outcomes to the base case forecast highlighting the upside and downside risks associated with the central scenario. The downside risks for the UK economy include further waves of Covid-19 leading to restrictions on economic activity, a further and sharper downturn in global growth, a continuation of the very low productivity growth seen in the UK, and a move to a more protectionist agenda for trade. The upside risks are more muted at present and include the smooth implementation of a new free trade agreement with the EU with limited trade frictions caused by customs checks and a recovery in global growth, coupled with a move to more open trade.
We update the baseline in our economic scenarios at least twice a year in line with our annual budgeting and three-year planning processes, or sooner if there is a material change in current or expected economic conditions (as was the case in Q4 2020 when a second national lockdown was imposed). We refresh all our economic scenarios each quarter to reflect the latest data and OBR fan charts if these have changed, which are then reviewed and approved by the Credit Risk Provisions Forum (CRPF). The CRPF also assesses the probability weights at least once a quarter.
We do not use consensus forecasts as inputs to our models, but we do compare the outputs of our models against consensus views for the base case, to make sure that we understand any significant differences and address them where needed. At the end of 2020, there were no significant differences between our base case forecasts and the consensus views.
In 2020, we were also able to do further peer benchmarking analysis of the economic scenarios using the data the PRA provided, which for Q4 2020 included the mean weighted analysis for a selection of economic variables, including GDP, unemployment rate and HPI. This meant that we could compare our weighted scenarios against the average of our peers to understand what differences there may be. The conclusion of this analysis demonstrated that our economic scenarios were in line with our peers.
Key changes to our forecasting approach in 2020
In 2020, although the number of alternative scenarios remained the same, we removed the best upside scenario and replaced it with a further downside scenario that reflects the key risks associated with Covid-19. This scenario was developed internally by the Economic Analysis team with the Enterprise Risk team, rather than using a different path from the OBR fan charts, in order to reflect the specific circumstances of Covid-19 and further lockdowns which are unprecedented in the economic history of the UK. In addition there was a slight change to the Downside 1 Bank Rate profile, which in 2019 had Bank Rate rising. In the 2020 scenarios it was decided that in an environment which has seen Bank Rate remain at record lows, there should a be a downside scenario which reflects this status quo i.e. Bank Rate held flat at 10 bps.
Base case
Two key assumptions underpin the base case. Firstly it assumed a trade agreement was negotiated with the EU and that further discussions would take place post 2020 on aspects not covered. However despite the agreement, disruption would still occur in Q1 2021 as firms factor in the additional requirements they need to meet in order to trade. It further assumed that the second national lockdown was followed by the UK entering tier restrictions again and that this system would continue through Q1 2021 and into Q2 2021. However, it did not assume that there would be a third lockdown in Q1 2021. It is normal practice to review the scenarios and associated weights every quarter to ensure they appropriately reflect the current economic circumstances and we will continue to follow that approach particularly as the advice the UK Government issues is subject to change in this fluid environment. In order to factor in this further lockdown the Q4 2020 weights were updated with 5% removed from both Upside 1 and the base case and put onto Downside 2 and Downside 3. The reason for moving weight to both Downside 2 and Downside 3 is that Downside 3 incorporates a double dip recession, which is now considered more likely given the second lockdown in November 2020 and now a third in January 2021, although it is noted that this is still a very severe scenario and not a replacement for a base case. In terms of Downside 2, the longer restrictions remain in place, the greater the risk of longer-term effects which are reflected in this scenario.

Base case key macroeconomic assumptions
–House price growth: As we move into 2021, with the end of the stamp duty holiday in March 2021, the rise in unemployment, and negative real wage growth, there is likely to be a reduced demand and so lower house prices. As such we expect to see some negative growth towards the end of 2021 but, with the supply side still weak, this will be limited. We are projecting a fall of 2% by the end of 2021.

–GDP: The outlook assumes that the recovery is curtailed by the return of the virus and the second national lockdown which leaves Q4 2020 growth in negative territory with GDP expected to contract by 11.5% in 2020. For 2021, it assumes the gradual easing of restrictions towards the end of Q2 2021 will support a modest rebound in growth.

–Unemployment rate: Unemployment is expected to peak in Q2 2021 at just under 8% as the UK Government’s job support schemes come to an end. With support ending for firms and limited savings left to keep trading, rising insolvency rates trigger a further increase in unemployment. As consumers and businesses become more confident about efforts to contain the coronavirus in the second half of 2021, unemployment falls back gradually. However, given the need for the economy to restructure, unemployment remains at elevated levels compared to recent figures over the remaining forecast period.

–Bank Rate: For the Bank Rate forecast, the base case assumes a flat profile of 10bps with a rise to 25bps at the beginning of 2024. This was based on the view that we have a limited trade agreement by the end of 2020, with inflation expected to remain near target over the five year forecast period. The Monetary Policy Committee will wait to understand how the economy responds to the new economic environment before changing the Bank Rate.

In the medium-term, the projections assume that current demographic and productivity trends will continue, causing a reduction in the UK’s growth potential. This is reflected in an average growth expectation of 1.6% pa, the OBR’s latest estimate of the UK’s long run average growth rate. CPI inflation is forecast to be below the 2% target rate in the initial forecast period but returning to target by the end. Nominal earnings growth will fall in 2020 before starting to recover in 2021. This will then support household spending power as we move into 2022. However, the effect of limited business investment on growth will continue as firms look to repay debt that they have taken on due to the lockdown.
In summary, the base case assumes that activity starts to recover as the restrictions are lifted, but that progress will be tempered by the uncertainty around the UK’s new trading relationship with the EU.
Key changes to our base case in 2020
The key changes to our base case assumptions in 2020 were: (i) lower GDP projections in 2020 and 2021 to reflect the impact of the ongoing restrictions on economic activity due to Covid-19; (ii) the unemployment rate, whilst lower than expected given the government furlough scheme, peaks in Q2 2021 and only slowly recovers as firms adapt to the new economic environment; (iii) there is negative house price growth for 2021 as the stamp duty holiday ends and unemployment rises; and (iv) the Bank Rate profile is held flat at 0.10% until Q1 2024, when there is a rise to 0.25% and remains flat over the rest of the forecast period.
Other scenarios
Based on this revised base case, we have reviewed our suite of scenarios to ensure that they capture the wide range of potential outcomes for the UK economy. These include (i) a significant rise in Covid-19 cases and further lockdown measures being imposed; (ii) a slower recovery that is more akin to the ‘U’ shape of past recessions; (iii) higher inflation; (iv) the long-term effects caused by higher and longer unemployment rates or higher and longer unemployment rate persisting, increasing the natural rate of unemployment; (v) a vaccine or treatments being developed at a quicker pace; and (vi) the global economy bouncing back more swiftly than expected.
In order to reflect these potential outcomes, we decided to continue to use the base case and four additional scenarios, which management considers to provide a range wide enough to reflect all of the above potential outcomes. However, as the risks remain skewed to the downside, to reflect these outcomes sufficiently, we concluded that only one upside scenario would be needed to reflect the upside risks to the base case. As with the base case, the scenarios are forecast over a five-year period and then mean revert over the next three years to the OBR's latest estimate of the UK's long run average growth rate.
The four scenarios are as follows:
One upside scenario
All our Q4 2020 scenarios reflect a sharp recession in 2020, although a modest upside scenario remains appropriate based on vaccines being distributed quickly and effectively to the population, with a faster global recovery and the UK quickly concluding trade agreements with a number of countries after leaving the EU, along with minimum effective tariffs. It is also based on productivity growth recovering. HPI for Upside 1 is less positive than for the base case and is based on the HPI equations built into the OGEM and the particular GDP profile used, whereas our base case reflects our planning view which allows for flexibility to align what is currently seen in the market to the outlook of the economic variable forecast.
Three downside scenarios
Downside 1 assumes further local/regional lockdowns as we move through 2021 than in the base case as a means of controlling increases in infection rates, which in turn impact economic growth as the vaccine(s) is not as effective in reducing the virus outbreak as hoped. The scenario also reflects a fall in demand for housing leading to significant downward price corrections over the next five years with a peak to trough of negative 10%. It assumes trade agreements with other countries being negotiated over the forecast period, but fewer than in the base case.
Downside 2 reflects a severe downturn with a longer recovery needed (U shape) capturing even more conservatism and lack of confidence in terms of spending by consumers with the higher levels of unemployment. For businesses it reflects a slower return to profitability and more insolvencies as the rollout of the vaccine progresses at a slower pace than needed to keep infection rates under control. It retains a rising bank rate profile to ensure there is a scenario which encapsulates rising inflation. However, the rise in interest rates results in a large increase in debt-service costs to households and a rapid undermining of demand in the housing market. House values fall sharply and the combination of rising interest rates and unemployment with falling house prices results in a rising profile of credit impairment losses.
Downside 3 features a double dip in economic activity (W shape) lasting three quarters, with higher unemployment and a sharper fall in house prices compared to the four other scenarios. The fall in GDP of c.11.5% between H2 2020 and H1 2021 is roughly half the fall of c22% in H1 2020, as this assumes that businesses have contingency plans to be able to stay open whilst practising social distancing. The peak in the unemployment rate is similar to that seen in the early 1980s recession peaking at 11.9% in 2021 and remaining in double digits until early 2022, before falling back very gradually. The long term effects of high unemployment result in a permanent hit to potential output, as persistent and elevated uncertainty leads to more job losses and corporate bankruptcies. Sharp falls in house prices (c30%) combined with persistently higher unemployment has particularly adverse consequences for credit impairment charges.
Key changes to our alternative scenarios in 2020
In terms of key changes to our alternative scenarios in 2020, these relate to changes to the base case, historic data for each variable, OBR fan charts and the OGEM. We also updated the way the GDP path is defined in Downside 2 as discussed above. Otherwise we did not make any methodological changes to the scenarios. The combination of these different inputs will mean differences across the variables for each of the alternative scenarios when we update them each quarter. As such it is not possible to pin-point a specific reason for each change as we do not run the inputs in isolation. However, we compare the variables between each quarter and review any large changes to ensure they are not erroneous.

		Upside 1	Base case	Downside 1	Downside 2	Downside 3
		%	%	%	%	%
House price growth(1)	2020	3.70	3.50	3.70	3.70	3.50
	2021	(4.60)	(2.00)	(5.40)	(11.30)	(19.70)
GDP(2)	2020	(10.50)	(11.50)	(10.50)	(11.10)	(11.50)
	2021	4.80	4.50	4.00	(0.80)	(8.00)
	2022	4.90	6.10	3.60	3.20	3.10
Unemployment rate	2020	6.30	6.80	6.30	6.30	6.80
	2021	6.10	7.50	6.50	8.50	11.40
Bank of England bank rate	2020	0.10	0.10	0.10	0.10	0.10
	2021	0.25	0.10	0.10	0.75	(0.50)
	2022	0.75	0.10	0.10	1.75	0.00
(1)Q4 annual growth rate.
(2)GDP is shown as an annual average and all other data points are at 31 December in the year indicated.
Our macroeconomic assumptions and their evolution throughout the forecast period
Our macroeconomic assumptions and their evolution throughout the forecast period for 2020 and 2019 were:

		Upside 1	Base case	Downside 1	Downside 2	Downside 3
2020		%	%	%	%	%
House price growth	5-year average increase/decrease	0.49	1.38	(2.01)	(4.54)	(4.44)
	Peak/(trough) at (1)	2.45	7.11	(9.65)	(20.72)	(20.32)
GDP	5-year average increase/decrease	0.75	0.39	(0.38)	(0.98)	(2.82)
	Cumulative growth/(fall) to peak/(trough) (2)	3.82	1.96	(1.88)	(4.80)	(13.33)
Unemployment rate	5-year end period	4.14	5.50	5.84	6.52	7.40
	Peak/(trough) at (1)	6.28	7.90	6.51	8.78	11.90
Bank of England bank rate	5-year end period	1.75	0.25	0.25	2.75	0.00
	Peak/(trough) at (1)	1.75	0.25	0.25	3.00	(0.50)

		Upside 2	Upside 1	Base Case	Downside 1	Downside 2
2019		%	%	%	%	%
House price growth	5-year average increase/decrease	4.90	3.70	1.60	(1.20)	(9.30)
	Peak/(trough) at (1)	8.10	5.80	2.00	(2.80)	(13.50)
GDP	5-year average increase/decrease	2.40	2.00	1.60	0.70	0.20
	Cumulative growth/(fall) to peak/(trough) (2)	1.50	1.00	0.70	(1.10)	(5.60)
Unemployment rate	5-year end period	1.90	2.70	4.00	5.60	7.40
	Peak/(trough) at (1)	1.88	2.73	4.10	5.64	7.84
Bank of England bank rate	5-year end period	2.00	2.00	0.75	2.00	2.25
	Peak/(trough) at (1)	2.00	2.00	0.75	2.00	3.00
(1)For GDP and house price growth it is the peak to trough change over the 5 year period; for the unemployment rate it is the peak; and for Bank Rate it is the peak or trough.
(2)This is the cumulative growth for the 5 year period.
The historical and forecast growth rates for the GDP assumptions we use for scenario modelling
The evolutions of the historical and forecast growth rates for the GDP assumptions we used for scenario modelling at 31 December 2020 and 31 December 2019 were:
GDP assumptions applied at 31 December 2020
GDP assumptions applied at 31 December 2019
Our forecasting period for GDP is five years and then we revert to the average trend growth over three years based on the OBR’s long-run GDP forecast.
For GDP assumptions applied at 31 December 2020, in the Downside 2 and Downside 3 scenarios the economy reaches a cyclical low in Q1 2021 and Q2 2021 respectively, after which GDP increases. In all scenarios, we assume that GDP will have reverted to the OBR’s long-run forecast rate after Q4 2028. The reversion to mean for all macroeconomic variables is expected to take three years after the initial five-year forecast period.
Scenario weights
Given the change in scenarios for Q4 2020, we undertook a full review of the probability weights applied to the scenarios. The setting of probability weights needs to consider both the probability of the forecast economic scenarios occurring whilst ensuring that the scenarios capture the non-linear distribution of losses across a reasonable range. To support the initial assessment of how likely a scenario is to occur, we would typically undertake a Monte Carlo analysis which would ascertain the likelihood of a five-year average GDP forecast growth rate occurring based on the long run historically observed average. Creating a standard distribution bell curve around this long run average allows us to estimate the probability of a given GDP scenario occurring and therefore assign a probability weight to that scenario. However, a key challenge with this approach in a stressed environment is that the extreme GDP forecasts for the downside scenarios all fall in the last percentile which results in all of the new downside scenarios attracting very low probability weights.
Given this issue, we performed a similar analysis on a more limited time period relating to the global financial crisis in 2007-2012, as this reflected better the current UK outlook. In this case, the base case 5 year compound annual growth rate (CAGR) sat in the middle of the distribution, which is what is expected to occur. It also showed a ranking in terms of the weights to apply to the additional downside scenarios, and was able to show that the Downside 2 scenario should have a higher weight than Downside 3.
However, we also need to consider the UK economic and political environment when applying weights. The scenarios were developed in Q4 2020 and within this period there was considerable change, particularly relating to where UK regions sat within the tiers. For example, London moved through 4 different stages within a two week period. With the circumstances changing again in January 2021, although the Monte Carlo analysis would suggest keeping the weights from Q3 2020 and provides a useful starting point, it was clear that the move to a third lockdown in Q1 2021 would result in greater downside risks than would have been reflected by using the Q3 2020 weights. Therefore the weights were updated to reflect these further changes to the balance of risks moving forward. For the Q4 2020 weights, 5% was removed from both Upside 1 and the base case and put onto Downside 2 and Downside 3. The reason for moving weight to both Downside 2 and Downside 3 is that Downside 3 incorporates a double dip recession, which is now considered more likely given the second lockdown in November 2020 and now a third in January 2021, although it is noted that this is still a very severe scenario and not a replacement for a base case. In terms of Downside 2, the longer restrictions remain in place, the greater the risk of longer-term effects which are reflected in this scenario.
The scenario weights we applied for 2020 and 2019 were:

	Upside 1	Base case	Downside 1	Downside 2	Downside 3
Scenario weights	%	%	%	%	%
2020	5	45	15	25	10

	Upside 2	Upside 1	Base Case	Downside 1	Downside 2
Scenario weights	%	%	%	%	%
2019	5	10	40	30	15
ii) For our CIB portfolios

Our forecasting approach
The scenario we applied for CIB is an overlay calculation which is used for the overlay in provisions estimation, due to Covid-19. This is the same methodology as adopted since Q2 2020. The Long Run scenario is based on a long run view (rather than point in time) and is prepared in the context of a long-term stable outlook where the structural deterioration is materialized to quantify the overlay to account for the macroeconomic worsening. This is to avoid excessive volatility and considered appropriate due to the size of the portfolio. No weights are applied.
Key changes to our forecasting approach in 2020
The approach taken in 2020 is different to that of 2019. In 2019 the approach was to forecast global growth rates for three different scenarios (Base case, Upside and Downside) and apply weights to those. These were then used across Banco Santander to ensure consistent treatment of these large and/or international counterparties across the Banco Santander group.
Scenario weights
The scenario weights we applied to the scenarios for our CIB portfolio for 2020 and 2019 were:

	Upside	Base case	Downside
Scenario weights	%	%	%
2020	N/A	N/A	N/A
2019	30	40	30
As noted above, no scenario weights were applied to our CIB portfolio for 2020 as it is a single scenario based on a long-run view, rather than a point in time.

Our macroeconomic assumptions and their evolution throughout the forecast period
Our macroeconomic assumptions and their evolution throughout the forecast period for our CIB portfolio for 2020 and 2019 were:

GDP assumption				%
2020	Long Run global growth scenario (1)			1.3

		Upside	Base case	Downside
GDP assumption		%	%	%
2019	5 year average increase/decrease	3.7	3.5	3.0
	Cumulative growth/(fall) to peak/(trough)(2)	0.3	0.5	(1.2)
(1)The Long Run scenario is the average annual global growth rate over the 5 year period 2020 to 2024.
(2)The Cumulative growth/(fall) refers to the cumulative change from the last historical data point for GDP growth to the peak (for Upside scenarios) or to the trough (for Downside scenarios).
Sensitivity of ECL allowance
At 31 December 2020, the probability-weighted ECL allowance totalled £1,377m (2019: £863m), of which £1,344m (2019: £813m) related to exposures in Retail Banking, Corporate & Commercial Banking and Corporate Centre, and £33m (2019: £50m) related to exposures in Corporate & Investment Banking. The ECL allowance is sensitive to the methods, assumptions and estimates underlying its calculation. For example, management could have applied different probability weights to the economic scenarios and, depending on the weights chosen, this could have a material effect on the ECL allowance. In addition, the ECL allowance for residential mortgages, in particular, is significantly affected by the HPI assumptions which determine the valuation of collateral used in the calculations.
Had management used different assumptions on probability weights and HPI, a larger or smaller ECL charge would have resulted that could have had a material impact on the Santander UK group’s reported ECL allowance and profit before tax. Sensitivities to these assumptions are set out below.
Scenario weights
The amounts shown in the tables below illustrate the ECL allowances that would have arisen had management applied a 100% weighting to each economic scenario. The allowances were calculated using a stage allocation appropriate to each economic scenario presented and differs from the probability-weighted stage allocation used to determine the ECL allowance shown above. For exposures subject to individual assessment, the distribution of ECL which could reasonably be expected has also been considered, assuming no change in the number of cases subject to individual assessment, and within the context of a potential best to worst case outcome.
As described above, our CIB segment uses a single forward-looking economic scenario for 2020 (2019: three scenarios). However, the three scenarios are still used within the model, with a PMA held to increase provisions up to the level required in the single scenario. In order to present a consolidated view in a single table and show variation from the forward-looking component, the three scenarios are presented in the table with the overlay value added to each scenario. As all other segments use five scenarios (2019: five scenarios), interpolation is also required. Data from the CIB Upside scenario is presented in the Upside 1 Column, the Downside scenario is in the Downside 3 column, the Base Case is in the Base Case column and values in Downside 1 and Downside 2 are interpolated from the Base Case and Downside scenarios. At 31 December 2019, the data for CIB in the table below presents the CIB Upside scenario in the Upside 2 column, the CIB Downside scenario in the Downside 2 column, and interpolated data for CIB in the Upside 1 and Downside 1 columns.

	Weighted	Upside 1	Base case	Downside 1	Downside 2	Downside 3
2020	£m	£m	£m	£m	£m	£m
Exposure	322,745	322,745	322,745	322,745	322,745	322,745
Retail Banking	210,251	210,251	210,251	210,251	210,251	210,251
–of which mortgages	180,006	180,006	180,006	180,006	180,006	180,006
CCB	24,503	24,503	24,503	24,503	24,503	24,503
CIB	11,646	11,646	11,646	11,646	11,646	11,646
Corporate Centre	76,345	76,345	76,345	76,345	76,345	76,345

ECL	1,377	1,129	1,222	1,300	1,613	1,802
Retail Banking	706	610	587	660	850	863
–of which mortgages	280	212	207	253	389	415
CCB	603	485	575	567	671	824
CIB	33	5	26	40	53	66
Corporate Centre	35	29	34	33	39	49

	%	%	%	%	%	%
Proportion of assets in Stage 2	5.3	4.6	4.7	4.6	6.6	6.8
Retail Banking	5.4	4.6	4.6	4.7	7.2	7.0
–of which mortgages	5.7	4.8	4.9	4.9	7.7	7.5
CCB	22.4	20.1	20.8	20.2	24.5	28.6
CIB	1.7	1.7	1.7	1.7	1.7	1.7
Corporate Centre	—	—	—	—	—	—

	Weighted	Upside 2	Upside 1	Base Case	Downside 1	Downside 2
2019	£m	£m	£m	£m	£m	£m
Exposure	310,155	310,155	310,155	310,155	310,155	310,155
Retail Banking	204,780	204,780	204,780	204,780	204,780	204,780
–of which mortgages	178,788	178,788	178,788	178,788	178,788	178,788
CCB	24,118	24,118	24,118	24,118	24,118	24,118
CIB	13,384	13,384	13,384	13,384	13,384	13,384
Corporate Centre	67,873	67,873	67,873	67,873	67,873	67,873

ECL	863	640	680	726	855	1,542
Retail Banking	549	425	433	448	525	1,084
–of which mortgages	218	122	127	137	196	660
CCB	262	195	212	229	275	398
CIB	50	19	34	48	53	58
Corporate Centre	2	1	1	1	2	2

	%	%	%	%	%	%
Proportion of assets in Stage 2	3.8	2.8	2.8	2.8	3.2	6.8
Retail Banking	4.5	3.2	3.3	3.3	3.7	8.3
–of which mortgages	4.6	3.1	3.1	3.1	3.6	8.7
CCB	8.7	7.4	7.4	7.4	8.5	16.3
CIB	1.5	1.5	1.5	1.5	1.5	1.5
Corporate Centre	0.1	0.1	0.1	0.1	0.1	0.3

Changes to Stage 3 instruments are part of the sensitivity analysis but excluded from the disclosure because their values do not move due to changes in macroeconomic assumptions, i.e. they are either in or not in default at the reporting date.
We have incorporated our post model adjustments into the sensitivity analysis.
HPI
Given the relative size of our residential mortgage portfolio, management considers that changes in HPI assumptions underpinning the calculation of the ECL allowance for residential mortgages of £280m at 31 December 2020 (2019: £218m) would have the most significant impact on the ECL allowance. The table below shows the impact on profit before tax of applying an immediate and permanent house price increase / decrease to our unweighted base case economic scenario, and assumes no changes to the staging allocation of exposures. In 2019, we applied 40% weighting to the base case economic scenario, therefore a change in the basis of preparation in 2020. 2019 numbers have been restated.

	Increase/decrease in house prices
	+20%	+10%	-10%	-20%
Increase/(decrease) in profit before tax	£m	£m	£m	£m
2020	63	38	(66)	(183)
2019	41	25	(39)	(105)

2020 compared to 2019
In response to the Covid-19 pandemic the economic forecasts were downgraded, with the Base Case becoming significantly worse, and the Upside 2 scenario being replaced with a specific Covid-19 'W' shaped severe downside, increasing ECLs and Stage 2 balances across the scenarios. Further increases have come from management actions taken outside the scenarios, which moved the most impacted cases to Stage 2, further increasing losses. ECLs in the Covid- 19 'W' scenario are tempered by low Base Rate, keeping repayments low and allowing mortgage customers to more easily refinance.
In 2020, Stage 2 exposures increased as although arrears balances have reduced, management took actions in response to the Covid-19 pandemic, namely downgrading the economic scenarios and weights which increased PDs across the business causing more accounts to breach the SICR triggers to enter Stage 2, moving riskier balances of £0.8bn to which payment holidays were offered to from Stage 1 to Stage 2 and moving £3.1bn corporate loans most impacted by Covid-19 from Stage 1 to Stage 2. The increase in ECL balances reflected these actions.
Significant Increase in Credit Risk (SICR) (audited)
Loans which have suffered a SICR since origination are subject to a lifetime ECL assessment which extends to a maximum of the contractual term of the loan, or the behavioural term for a revolving facility. Loans which have not experienced a SICR are subject to 12 month ECL. We assess the credit risk profile of each facility to determine which of three stages to allocate them to:
–Stage 1: when there has been no SICR since initial recognition. We apply a loss allowance equal to a 12 month ECL i.e. the proportion of lifetime expected losses that relate to that default event expected in the next 12 months
–Stage 2: when there has been a SICR since initial recognition, but no credit impairment has materialised. We apply a loss allowance equal to the lifetime ECL i.e. lifetime expected loss resulting from all possible defaults throughout the residual life of a facility
–Stage 3: when the exposure is considered credit impaired. We apply a loss allowance equal to the lifetime ECL. Objective evidence of credit impairment is required. For more, see the section ‘Definition of default (Credit impaired)’ that follows.

We use a range of quantitative, qualitative and backstop criteria to identify exposures that have experienced a SICR. The Credit Risk Provisions Forum (CRPF) reviews and approves our SICR thresholds periodically. The Board Audit Committee reviews and challenges the appropriateness of them each year, or more often if we change them.
Quantitative criteria
We use quantitative criteria to identify where an exposure has increased in credit risk. The criteria we apply are based on whether any increase in the lifetime PD since the recognition date exceeds a set threshold both in relative and absolute terms. We base the value anticipated from the initial recognition on a similar set of assumptions and data to the ones we used at the reporting date, adjusted to reflect the account surviving to that date. The comparison uses either an annualised lifetime PD, where the lifetime PD is divided by the forecast period, or the absolute change in lifetime PD since initial recognition. For each portfolio, the quantitative criteria we used for 2020 were:

Retail Banking (1)
	Consumer (auto) finance(2)	Other unsecured			Corporate & Commercial Banking	Corporate & Investment Banking
Mortgages		Personal loans	Credit cards	Overdrafts
30bps	300bps	30bps	340bps	260bps	30bps	Internal rating method
(1)In Business banking, for larger customers we apply the same criteria that we use for Corporate & Commercial Banking.
(2)Consumer (auto) finance use the comparison of lifetime PDs to determine Stage allocation, unlike other products which first turn the lifetime PD into an average yearly PD (annualised) and then do the comparison.
The criteria above are absolute (rather than relative) increases in lifetime PD since initial recognition. These are all absolute values.
We also applied a relative threshold of 100% (doubling the PD) across all portfolios except CIB.
In 2020, there were no changes to the way that we measure SICR. The granting of a payment holiday on its own was not considered to be a SICR event.
Qualitative criteria
We also use qualitative criteria to identify where an exposure has increased in credit risk, independent of any changes in PD. For each portfolio, the criteria we used for 2020 and 2019 were:

Retail Banking(1)
Mortgages	Consumer (auto) finance	Other unsecured			Corporate & Commercial Banking	Corporate & Investment Banking
		Personal loans	Credit cards	Overdrafts
- In forbearance - Default in last 24m - >30 Days past due (DPD) in last 12m - Bankrupt - £100+ arrears	- In forbearance - Deceased or Insolvent - Court ‘Return of goods’ order or Police watchlist - Agreement terminated - Payment holiday - Cash Collection	- In Collections - Default in last 12m - £50+ arrears	- In forbearance - Default in last 12m - In Collections - £100+ arrears	- Fees suspended - Default in last 12m - Debit dormant >35 days - Any excess in month	- In forbearance - Default in last 12m - Watchlist: proactive management - Default at proxy origination	- Watchlist: proactive management
(1)    In Business Banking, for larger customers we apply the same criteria that we use for Corporate & Commercial Banking.
In addition, due to Covid-19 we introduced temporary Post Model Adjustments (PMAs) to Stage allocation based on collective assessments of portfolios in Retail Banking and client level in corporate lending (Corporate & Commercial Banking and Corporate & Investment Banking segments) based on sector and client credit quality. See the section 'Post Model Adjustments (PMAs)' below for more on this.
Backstop criteria
As a backstop, we classify all exposures more than 30 or 90 DPD in at least Stage 2 or in Stage 3, respectively. This means that we do not rebut the backstop presumptions in IFRS 9 (i.e. credit risk has significantly increased if contractual payments are more than 30 DPD) relating to either a SICR or default.
Improvement in credit risk or cure
In some cases, instruments with a lifetime ECL (in Stage 2 or 3) may be transferred back to 12 month ECL (Stage 1). Financial assets in Stage 3 can only be transferred to Stage 2 or Stage 1 when they are no longer considered to be credit impaired, as defined below. Financial assets in Stage 2 can only be transferred to Stage 1 when they are no longer considered to have experienced a SICR. Where we identified a SICR using quantitative criteria, the instruments automatically transfer back to Stage 1 when the original PD-based transfer criteria are no longer met. Where we identified a SICR using qualitative criteria, the issues that led to the transfer must be cured before the instruments can be reclassified to Stage 1. For a loan in forbearance to cure, it must meet the exit conditions set out in the earlier section ‘Forbearance’.
Definition of default (Credit impaired) (audited)
We define a financial instrument as in default (i.e. credit impaired) for purposes of calculating ECL if it is more than three months past due, or if we have data to make us doubt the customer can keep up with their payments i.e. they are unlikely to pay. The data we have on customers varies across our business segments. It typically includes where:

Retail Banking
–They have been reported bankrupt or insolvent. This excludes accounts which are up to date and are not defaulted.
–Their loan term has ended, but they still owe us money more than three months later
–They have had forbearance while in default, but have not caught up with the payments they had missed before that, or they have had multiple forbearance
–We have suspended their fees and interest because they are in financial difficulties
–We have repossessed the property.
Other business segments: Corporate & Commercial Banking, Corporate & Investment Banking and Corporate Centre
–They have had a winding up notice issued, or something happens that is likely to trigger insolvency – such as another lender calls in a loan
–Something happens that makes them less likely to be able to pay us – such as they lose an important client or contract
–They have regularly missed or delayed payments, even though they have not gone over the three-month limit for default
–Their loan is unlikely to be refinanced or repaid in full on maturity
–Their loan has an excessive LTV that is unlikely to be resolved, such as by a change in planning policy, pay-downs, or increase in market value.
Where we use the advanced internal ratings-based basis for a portfolio in our capital calculations, we use the same default definitions for ECL purposes. The CRPF reviews and approves the definition of default at least annually. The Board Audit Committee reviews and challenges the appropriateness of the definition each year, or more often if we change it.
During 2020, we offered customers the option to take a payment holiday for up to 6 months where the customer had self certified they had been financially impacted by Covid-19. The granting of a payment holiday on its own was not considered to a Significant Increase in Credit Risk, nor was it considered to be a default under regulatory definitions. Customers requiring further longer term financial support after the 6 month period, such as term extension or interest-only conversion, would be treated in accordance with our normal SICR and default definitions.
Measuring ECL (audited)
For accounts not in default at the reporting date, we estimate a monthly ECL for each exposure and for each month over the forecast period. The lifetime ECL is the sum of the monthly ECLs over the forecast period, while the 12-month ECL is limited to the first 12 months. We calculate each monthly ECL as the discounted value for the relevant forecast month of the product of the following factors:

Factor	Description
Survival rate (SR)	The probability that the exposure has not closed or defaulted since the reporting date.
PD	The likelihood of a borrower defaulting in the following month, assuming it has not closed or defaulted since the reporting date. For each month in the forecast period, we estimate the monthly PD from a range of factors. These include the current risk grade for the exposure, which becomes less relevant further into the forecast period, as well as the expected evolution of the account risk with maturity and factors for changing economics. We support this with historical data analysis.
EAD	The amount we expect to be owed if a default event was to occur. We determine EAD for each month of the forecast period by the expected payment profile, which varies by product type. For amortising products, we base it on the borrower’s contractual repayments over the forecast period. We adjust this for any expected overpayments on Stage 1 accounts that the borrower may make and for any arrears we expect if the account was to default. For revolving products, or amortising products with an off-balance sheet element, we determine EAD using the balance at default and the contractual exposure limit. We vary these assumptions by product type and base them on analysis of recent default data.
LGD	Our expected loss if a default event were to occur. We express it as a percentage and calculate it based on factors that we have observed to affect the likelihood and/or value of any subsequent write-offs, which vary according to whether the product is secured or unsecured. If the product is secured, we take into account collateral values as well as the historical discounts to market/book values due to forced sales type.
We use the original effective interest rate as the discount rate. For accounts in default, we use the EAD as the reporting date balance. We also calculate an LGD to reflect the default status of the account, considering the current DPD and loan to value. PD and SR are not required for accounts in default.
Forecast period
We base the forecast period for amortising facilities on the remaining contract term. For revolving facilities, we use an analytical approach based on the behavioural, rather than contractual, characteristics of the facility type. In some cases, we shorten the period to simplify the calculation. If we do this, we apply a post model adjustment to reflect our view of the full lifetime ECL.
Forward-looking information
Our assessments of a SICR and the calculation of ECL both incorporate forward-looking data. We perform historical analysis and identify the key economic variables that impact credit risk and ECL for each portfolio. These can include the house price growth, GDP, unemployment rate and Bank of England bank rate. Where applicable, we incorporate these economic variables and their associated impacts into our models.
Economic forecasts have the most impact on the measurement of ECL for residential mortgages and, to a lesser extent, corporate loans. This is due to the long behavioural lives and large sizes of these portfolios. Economic forecasts have less impact on the measurement of ECL for our other portfolios. This is due to the shorter behavioural lives and smaller sizes of these portfolios.
Grouping of instruments for losses measured on a collective basis
We measure ECL at the individual financial instrument level. However, where we have used internal capital or similar models as the basis for our ECL models, this typically results in a large number of relatively small homogenous groups. We typically group instruments where they share risk characteristics using one or more statistical models and assess them for impairment collectively.
We use this approach for:
–all our Retail Banking portfolios (as described in Retail Banking – credit risk management)
–SME customers in Corporate & Commercial Banking
–Legacy Portfolios in run-off in Corporate Centre.
We calculate separate collective provisions for instruments in Stages 1, 2 and 3 where the instrument is not individually assessed.
As described above, for our CIB portfolios (whether we assess them for impairment individually or collectively) we used one forward-looking economic scenario for forecasting in 2020 (2019: three scenarios). For all our other portfolios (whether we assess them for impairment individually or collectively) we use five forward-looking economic scenarios.
Management judgement applied in calculating ECL (audited)
IFRS 9 recognises that expert management judgement is an essential part of calculating ECL. Specifically, where the historical data that we use in our models does not reflect current or future expected conditions, or the data we have does not cover a sufficient period or is not robust enough. We consider the significant management judgements in calculating ECL to be:
–Definition of default: We define a financial instrument as in default (i.e. credit impaired) for purposes of calculating ECL if it is more than three months past due, or if we have data to make us doubt they can keep up with their payments. The data we have on customers varies across our business segments..
–Forward-looking multiple economic scenarios: We use five scenarios, consisting of a central base case, one upside scenario and three downside scenarios except for our CIB portfolio, where we used one scenario in 2020 (2019: three scenarios). This symmetry meets the ‘unbiased’ requirement and we consider these scenarios sufficient to account for any non-linear relationships.
–Probability weights: In determining the initial scenario probability weights, we assign the highest probability to the base case, whilst the outer scenarios typically attract lower probabilities than the more moderate ones.
–SICR thresholds: We use a combination of quantitative (both absolute and relative), qualitative and backstop criteria to identify exposures that we consider have shown a SICR since initial recognition.
–Post Model Adjustments: These relate to adjustments which we need to account for identified model limitations – such as those that have arisen due to challenges in obtaining historical data. We expect these to gradually be incorporated into the underlying models as we build up more comparative data over future reporting periods.
–Internal credit risk rating for corporate borrowers: We assign each corporate borrower an internal credit rating based on our internal rating scale. To do this, we look at the customer’s financial history and trends in the economy including reflecting the impacts of the Covid-19 pandemic – backed up by the expert judgement of a risk analyst. We review our internal ratings on a dynamic basis and at least once a year. The internal risk rating is used to determine the Probability of Default for a client.
–Individually assessed corporate Stage 3 exposures: We assess the ECL requirement for large single name corporate exposures on an individual basis when they meet our definition of default and are transferred into Stage 3. This assessment takes into consideration the latest specific information about the counterparty to determine a probability weighted ECL based on a best, worst and mid case outcome.Post Model Adjustments (PMAs)
We use a range of methods to identify whether we need a PMA. These include regular review of model monitoring tools, period-to-period movement and trend analysis, comparison against forecasts, and input from expert teams who monitor and manage key portfolio risks. We only recognise a PMA if the ECL is over £1m. We keep PMAs in place until we no longer need them. This will typically be when they are built into our core credit model or the conditions that impacted the historical data no longer exist.
The Risk Provisions & Forecasting team calculates PMAs to ensure they are incremental to the core credit model and to ensure the calculation is performed in a consistent and controlled manner. We apply standard end-user computing controls to material and long-standing PMAs i.e. those expected to be in place for more than six months. Our Independent Validations Team may also review significant PMAs at their discretion. The CRPF approves all new PMAs. It delegates authority to approve temporary PMAs not expected to last beyond a quarter-end to the CFO. The Consolidated Reporting team reviews all new PMAs to ensure they comply with IFRS 9. We record all PMAs on a central log maintained by the Consolidated Reporting team which documents the justification, IFRS 9 compliance assessment, expected life, recalibration frequency, calculation methodology and value of each PMA. The CRPF reviews and approves the log each quarter.
The CRPF reviews and approves changes in all key management judgements at least each quarter. The Board Audit Committee reviews and challenges the appropriateness of changes in all key management judgements at least each quarter. The creation of new PMAs is a joint responsibility between the Risk Provisions & Forecasting team, as model owners who may identify issues with the historical data, and the Consolidated Reporting team who may identify changes in portfolio or credit quality performance.
The most significant PMAs that we applied at 31 December 2020 and 31 December 2019 were:

	2020	2019
PMAs	£m	£m
Interest-only maturity default risk(1)	49	51
Buy-to-Let	24	21
Long-term indeterminate arrears(1)	29	19
12+ months in arrears(1)	30	23
Corporate Covid-19 affected segments	193	—
Payment Holidays	27	—
Corporate single large exposure	35	—
Interest-only maturity default risk: When an interest-only mortgage reaches contractual maturity and the capital payment becomes due, there is a risk that the customer won’t be able to repay the full capital balance. Our model estimates the likelihood of a customer missing a monthly payment, rather than the capital repayment. We hold an incremental provision to address the risk of default on capital repayments on maturity ultimately leading to write-off. We calculate it using a Judgement Model which uses historically observed experience and expert judgement to determine the proportion of customers who won’t be able to repay. Over time, as we continue to enhance our model, we expect the need for this PMA will diminish. This PMA increased our ECL by £49m. Had management applied different judgements to the expected proportion of customers who will not be able to repay at maturity, the PMA could have been within a range of £24m to £56m.
–Buy-to-Let (BTL): Historical data shows that the risk of default on a BTL mortgage is higher than on a residential mortgage, particularly in a downturn. However, our IFRS 9 models have been calibrated over a period of favourable and relatively benign economic conditions during which our BTL mortgage portfolio has continued to grow with limited loss events. To avoid underestimating ECL in an economic downturn, we adjust the loss allowance for our BTL accounts to increase the ECL. We use market data from the last economic crisis to estimate the adjustment. Over time, as our historical data grows and covers a wider range of economic conditions, we expect the need for this PMA will diminish. This PMA increased our ECL by £24m.
–Long-term indeterminate arrears: To mitigate the risk of model underestimation, we fully provide for accounts in arrears which have neither repaid (cured) or been written-off after a period of 2 years for unsecured portfolios or 5 years for secured portfolios. For our secured portfolios, we use expected security valuations at the point of repossession to estimate the adjustment. At 31 December 2020 and 31 December 2019 , we only needed to make an adjustment for mortgages. As a result of regulatory suspension of repossession in response to the Covid-19 pandemic, management has assumed up to a 2 year delay in repossessions when calculating the ECL uplift for this PMA. This is to make sure LTVs are appropriately stressed by the economic scenarios. Over the medium term, as we continue to address long term arrears in the portfolio, we expect the need for this PMA will diminish. This PMA increased our ECL by £29m. Had management assumed no delay in repossessions or a 3 year delay, the PMA could have been within a range of £18m to £31m.
–12+ months in arrears: To mitigate the risk of underestimating ECL, mortgage accounts which are more than 12 months past due are fully provided for after deducting a historically observed self-cure rate. As a result of regulatory suspension of repossession in response to the Covid-19 pandemic, management has assumed up to a 2 year delay in repossessions when calculating the ECL uplift for this PMA. This is to make sure LTVs are appropriately stressed by the economic scenarios. Over the medium term, as we continue to address long term arrears in the portfolio, we expect the need for this PMA will diminish. This PMA increased our ECL by £30m. Had management assumed no delay in repossessions or a 3 year delay, the PMA could have been within a range of £19m to £35m.
–Corporate Covid-19 affected segments: In 2020, following internal sector and counterparty assessments, we transferred loans for some corporate and SME sectors and clients who have been severely impacted because of Covid-19 from Stage 1 into Stage 2. This includes exposures in a sector where trading has been highly impacted by Covid-19 including Hotels, Hospitality, Retail, Leisure and Care Homes sectors, and where the client has been assessed as most likely to require financial support based on their current financial circumstances. In addition, we have transferred some Stage 2 corporate and SME loans to Stage 3 based on a similar analysis of sector and client credit quality taking into consideration any concessions given to clients since the start of the pandemic as an indicator of those loans most likely to meet our default definition. We use our models to calculate the incremental ECL required from transferring loans between stages and apply stress factors to the client PD ratings based on our historical experience. Over the medium term, as our actual data on the performance of these customers grows, we expect the need for this PMA will diminish. This PMA increased our ECL by £193m, of which £70m relates to £3.1bn of exposures transferred from Stage 1 to Stage 2 and £123m relates to £0.4bn of Stage 2 exposures transferred to Stage 3. Had management assumed the lowest observed PD stress factors to all Stage 1 to Stage 2 transferred loans or transferred none of the Stage 2 exposures in highly impacted sectors to Stage 3, the PMA would reduce to £35m. Had management assumed the highest observed PD stress factor to all Stage 1 to Stage 2 transferred loans and transferred all £0.7bn high risk Stage 2 exposures in highly impacted sectors to Stage 3, the PMA would increase to £311m.
–Payment holidays: In 2020, we transferred a proportion of Stage 1 loans into Stage 2 where our discussions with retail customers on a Covid-19 payment holiday established they are in longer-term financial difficulties. This was done on a collective basis through a customer contact exercise and customer data profiling. Based on this assessment, we calculate the incremental ECL required by using the average Stage 2 coverage ratio of similar Stage 2 loans. Over the medium term, as our actual data on the performance of these customers grows, we expect the need for this PMA will diminish. This PMA increased our ECL by £27m. Had management assumed a higher or lower new to arrears flow rates, the PMA could have been within a range of £11m to £65m.
–Corporate single large exposure: In 2020, to mitigate against the risk of a single large corporate exposure with an ECL requirement of greater than £10m defaulting, which has not been covered by the existing model estimate or the corporate and SME PMA above, we applied a PMA for the risk of a company which unexpectedly defaults. This PMA has been calculated based on incurring three average historically observed single name large losses across our Corporate & Commercial and Corporate & Investment Banking business segments. We will continue to assess this risk over the medium term based on actual experience and we will refine the estimate based on changes in our portfolio credit quality and loan size mix. This PMA increased our ECL by £35m assuming three average losses are incurred or would reduce to £23m assuming only two average losses were incurred.
Governance around ECL impairment allowances (audited)
Our Risk Methodology team developed our ECL impairment models (except for the external models we use, such as OGEM which we described earlier in ‘Our forecasting approach’), and our Independent Validations Team independently reviews all material models. As model owners, our Risk Provisioning & Forecasting team run the models to calculate our ECL impairment allowances each month. The models are sensitive to changes in credit conditions and reflect various management judgements that give rise to measurement uncertainty in our reportable ECL as set out above. The following committees and forums review the provision drivers and ensure that the management judgements we apply remain appropriate:
–Model Risk Control Forum (MRCF) reviews and approves new models and required model changes. It also reviews the use of OGEM as a reliable model on which to base our other forecast macroeconomic variables. It is used across all stress testing and planning so it is subject to model risk criteria. MRCF will delegate responsibility of approvals to Model Risk Management Forum (MRMF) for changes of low risk materiality or less complex changes.
–ALCO reviews and approves the base case used in the economic scenarios we use to calculate forward-looking scenarios.
–CRPF reviews and approves the economic scenarios and probability weights we use to calculate forward-looking scenarios. It also reviews management judgements and approves ECL impairment allowances.
–Board Audit Committee reviews and challenges the appropriateness of the estimates and judgements made by management.
For more on the governance around specific elements of the ECL impairment allowances, including the frequency of, and thresholds for, reviews, including by these committees and forums, see the detailed sections above.
How we assess the performance of our ECL estimation process
We assess the reasonableness of our ECL provisions and the results of our Staging analysis using a range of methods. These include:
–Benchmarking: we compare our coverage levels with our peers.
–Stand-back testing: we monitor the level of our coverage against actual write-offs.
–Back-testing: we compare key drivers periodically as part of model monitoring practices.
–Monitoring trends: we track ECL and Staged assets over time and against our internal budgets and forecasts, with triggers set accordingly.
Covid-19 Support measures
The Covid-19 crisis had a major impact on the UK and global economies in 2020. The UK Government’s fiscal interventions helped our customers to mitigate some of the adverse financial effects. However, levels of uncertainty and volatility increased significantly in 2020 and this led to a £514m increase in our ECL provisions.
Since March 2020, we have provided mortgage customers with payment holiday terms in line with UK Government's and FCA's guidance. Similar payment holidays have also been granted in respect of consumer (auto) finance, personal loans, credit cards, businesses and corporates.
We participated in the UK Government's Coronavirus Loan Schemes:
–The Coronavirus Business Interruption Loan Scheme (CBILS),
–The Bounce Back Loan Scheme (BBLS), and
–The Coronavirus Large Business Interruption Loan Scheme (CLBILS).
We implemented new processes and procedures to facilitate delivery of these Covid-19 government support measures. We also increased our interactions and communications with our customers to better understand their individual needs. For instance, we initiated targeted retail customer out-reach to assess their need for ongoing support. We re-engineered our financial support activities to ensure our customers obtain the best individual outcomes.
The UK Government guarantees losses for amounts lent under these schemes, although losses are limited to 80% in the case of the CBILS and the CLBILS. As a result, ECL is not applied to the BBLS but a 20% weighting is applied to the ECL for the CBILS and the CLBILS. The UK Government also pays interest on behalf of customers for the first twelve months under the CBILS and the BBLS, plus any lender-levied charges under the CBILS.
Loans for customers who were provided with payment holidays were considered to have the contract terms modified. The granting of a payment holiday on its own was not considered to be a SICR event, nor was it considered a default under regulatory definitions. Neither were they considered to have been granted forbearance. See the section 'Significant Increase in Credit Risk (SICR)' above for more on this.
Interest income continues to be recognised during any payment holiday period. In the absence of any other credit risk indicators, the granting of a payment holiday does not evidence a SICR. This means that the majority of customers affected have not been moved to Stage 2 for a lifetime ECL assessment unless they had triggered other SICR criteria. Such payment holidays also did not cause accounts to become past due and therefore did not automatically trigger a Stage 2 or Stage 3 lifetime ECL assessment.
In early 2020, we increased our Recovery team to manage expected defaults arising from the Covid-19 pandemic. We continue to identify those customers for whom additional borrowing would require remedial action to return them to be within our risk appetite over the medium-term, as well as customers who were showing signs of financial stress before the Covid-19 crisis. Customers in either of these situations are considered to have been granted forbearance with exposures categorised as either Stage 2 or Stage 3 and subject to a lifetime ECL assessment.
SANTANDER UK GROUP LEVEL – CREDIT RISK REVIEW
Our maximum and net exposure to credit risk (audited)
The tables below show the main differences between our maximum and net exposure to credit risk. They show the effects of collateral, netting, and risk transfer to mitigate our exposure. The tables only show the financial assets that credit risk affects and to which the impairment requirements in IFRS 9 are applied.
For balance sheet assets, the maximum exposure to credit risk is the carrying value after impairment loss allowances. Off-balance sheet exposures are mortgage offers, guarantees, formal standby facilities, credit lines and other commitments. For off-balance sheet guarantees, the maximum exposure is the maximum amount that we would have to pay if the guarantees were called on. For formal standby facilities, credit lines and other commitments that are irrevocable over the life of the facility, the maximum exposure is the total amount of the commitment. .

	Maximum exposure
	Balance sheet asset			Off-balance sheet			Collateral(1)
	Gross amounts	Loss allowance	Net amounts	Gross amounts	Loss allowance	Net amounts	Cash	Non-cash	Netting(2)	Net exposure
2020	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
Cash and balances at central banks	41.3	—	41.3	—	—	—	—	—	—	41.3
Financial assets at amortised cost:
–Loans and advances to customers:(3)
–Loans secured on residential properties(4)	166.7	(0.3)	166.4	13.3	—	13.3	—	(170.0)	—	9.7
–Corporate loans	24.5	(0.6)	23.9	15.4	(0.1)	15.3	(0.1)	(20.4)	—	18.7
–Finance leases	6.6	(0.1)	6.5	0.2	—	0.2	(0.1)	(5.8)	—	0.8
–Other unsecured loans	9.9	(0.3)	9.6	13.3	—	13.3	—	—	—	22.9
–Amounts due from fellow Banco Santander group subsidiaries and joint ventures	2.4	—	2.4	—	—	—	—	—	—	2.4
Total loans and advances to customers	210.1	(1.3)	208.8	42.2	(0.1)	42.1	(0.2)	(196.2)	—	54.5
–Loans and advances to banks	1.7	—	1.7	1.0	—	1.0	—	—	—	2.7
–Reverse repurchase agreements – non trading	19.6	—	19.6	—	—	—	—	(19.5)	(0.1)	—
–Other financial assets at amortised cost	1.2	—	1.2	—	—	—	—	—	—	1.2
Total financial assets at amortised cost	232.6	(1.3)	231.3	43.2	(0.1)	43.1	(0.2)	(215.7)	(0.1)	58.4
Financial assets at fair value at FVOCI:
–Loans and advances to customers	—	—	—	—	—	—	—	—	—	—
–Debt securities	9.0	—	9.0	—	—	—	—	—	—	9.0
Total financial assets at FVOCI	9.0	—	9.0	—	—	—	—	—	—	9.0
Total	282.9	(1.3)	281.6	43.2	(0.1)	43.1	(0.2)	(215.7)	(0.1)	108.7

2019
Cash and balances at central banks	21.2	—	21.2	—	—	—	—	—	—	21.2
Financial assets at amortised cost:
–Loans and advances to customers:(3)
–Loans secured on residential properties(4)	165.4	(0.2)	165.2	13.4	—	13.4	—	(168.7)	—	9.9
–Corporate loans	27.0	(0.2)	26.8	14.3	(0.1)	14.2	(0.1)	(19.4)	—	21.5
–Finance leases	6.3	(0.2)	6.1	0.3	—	0.3	(0.1)	(6.3)	—	—
–Other unsecured loans	7.1	(0.2)	6.9	12.4	—	12.4	—	—	—	19.3
–Amounts due from fellow Banco Santander group subsidiaries and joint ventures	2.4	—	2.4	—	—	—	—	—	—	2.4
Total loans and advances to customers	208.2	(0.8)	207.4	40.4	(0.1)	40.3	(0.2)	(194.4)	—	53.1
–Loans and advances to banks	1.9	—	1.9	1.2	—	1.2	—	—	—	3.1
–Reverse repurchase agreements – non trading	23.6	—	23.6	—	—	—	—	(23.1)	(0.5)	—
–Other financial assets at amortised cost	7.1	—	7.1	—	—	—	—	—	—	7.1
Total financial assets at amortised cost	240.8	(0.8)	240.0	41.6	(0.1)	41.5	(0.2)	(217.5)	(0.5)	63.3
Financial assets at FVOCI:
–Loans and advances to customers	0.1	—	0.1	—	—	—	—	—	—	0.1
–Debt securities	9.6	—	9.6	—	—	—	—	—	—	9.6
Total financial assets at FVOCI	9.7	—	9.7	—	—	—	—	—	—	9.7
Total	271.7	(0.8)	270.9	41.6	(0.1)	41.5	(0.2)	(217.5)	(0.5)	94.2
(1)The forms of collateral we take to reduce credit risk include: residential and commercial property; other physical assets, including motor vehicles; liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables. Charges on residential property are most of the collateral we take.
(2)We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other business segments – credit risk management’ section.
(3)Balances include interest we have charged to the customer’s account and accrued interest that we have not charged to the account yet.
(4)The collateral value we have shown against advances secured on residential property is limited to the balance of each associated individual loan. It does not include the impact of over–collateralisation (where the collateral has a higher value than the loan balance) and includes collateral we would receive on draw down of certain off–balance sheet commitments.
The tables below show the main differences between our maximum and net exposure to credit risk on the financial assets that credit risk affects and to which the impairment requirements in IFRS 9 are not applied.

	Balance sheet asset gross amount	Collateral(1)		Netting(2)	Net exposure
		Cash	Non-cash
2020	£bn	£bn	£bn	£bn	£bn
Financial assets at FVTPL:
–Derivative financial instruments	3.4	—	(1.8)	(0.8)	0.8
–Other financial assets at FVTPL	0.2	—	—	—	0.2
Total	3.6	—	(1.8)	(0.8)	1.0

2019
Financial assets at FVTPL:
–Derivative financial instruments	3.3	—	(1.9)	(0.8)	0.6
–Other financial assets at FVTPL	0.4	—	—	—	0.4
Total	3.7	—	(1.9)	(0.8)	1.0
(1)The forms of collateral we take to reduce credit risk include: liquid securities, including those transferred under reverse repurchase agreements; cash, including cash used as collateral for derivative transactions; and receivables.
(2)We can reduce credit risk exposures by applying netting. We do this mainly for derivative and repurchase transactions with financial institutions. For derivatives, we use standard master netting agreements. They allow us to set off our credit risk exposure to a counterparty from a derivative against our obligations to the counterparty in the event of default. This gives us a lower net credit exposure. They may also reduce settlement exposure. For more on this, see ‘Credit risk mitigation’ in the ‘Other business segments – credit risk management’ section.
Single credit rating scale
In the table below, we have used a single rating scale to ensure we are consistent across all our credit risk portfolios in how we report the risk of default. It has eight grades for non–defaulted exposures, from 9 (lowest risk) to 2 (highest risk). We define each grade by an upper and lower PD value and we scale the grades so that the default risk increases by a factor of ten every time the grade number drops by two steps. For example, grade 9 has an average PD of 0.010%, and grade 7 has an average PD of 0.100%. We give defaulted exposures a grade 1 and a PD value of 100%. In the final column of the table we show the approximate equivalent credit rating grade used by Standard & Poor’s Ratings Services (S&P).

	PD range
	Mid	Lower	Upper	S&P equivalent
Santander UK risk grade	%	%	%
9	0.010	0.000	0.021	AAA to AA+
8	0.032	0.021	0.066	AA to AA-
7	0.100	0.066	0.208	A+ to BBB
6	0.316	0.208	0.658	BBB- to BB
5	1.000	0.658	2.081	BB-
4	3.162	2.081	6.581	B+ to B
3	10.000	6.581	20.811	B-
2	31.623	20.811	99.999	CCC to C
1 (Default)	100.000	100.000	100.000	D
The PDs in the table above are based on Economic Capital (EC) PD mappings which are calculated based on the average probability of default over an economic cycle. This is different to the IFRS 9 PDs which are calculated at a point in time using forward looking economic scenarios. Where possible, the EC PD values are largely aligned to the regulatory capital models however any regulatory floors are removed and PDs are defined at every possible rating rather than categorised into rating buckets.
Rating distribution (audited)
The tables below show the credit rating of financial assets to which the impairment requirements in IFRS 9 apply. Post-PMA balances are used in risk grade allocation. For more on the credit rating profiles of key portfolios, see the ‘Credit risk – Retail Banking’ and ‘Credit risk – Other business segments’ sections.

	Santander UK risk grade								Loss allowance	Total
	9	8	7	6	5	4	3 to 1	Other(1)
2020	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
Exposures
On balance sheet
Cash and balances at central banks	41.3	—	—	—	—	—	—	—	—	41.3
–Stage 1	41.3	—	—	—	—	—	—	—	—	41.3
Financial assets at amortised cost:
–Loans and advances to customers⁽²⁾	8.0	27.7	74.4	44.1	13.5	27.0	8.2	7.2	(1.3)	208.8
–Stage 1	8.0	27.6	74.0	42.6	10.8	19.0	1.1	7.0	(0.2)	189.9
–Stage 2	—	0.1	0.4	1.5	2.7	8.0	4.2	0.2	(0.5)	16.6
–Stage 3	—	—	—	—	—	—	2.9	—	(0.6)	2.3
Of which mortgages:	7.9	24.3	68.0	36.8	5.6	19.6	4.5	—	(0.3)	166.4
–Stage 1	7.9	24.3	67.7	35.5	3.9	14.7	0.6	—	—	154.6
–Stage 2	—	—	0.3	1.3	1.7	4.9	2.1	—	(0.2)	10.1
–Stage 3	—	—	—	—	—	—	1.8	—	(0.1)	1.7
–Loans and advances to banks	0.1	0.1	0.4	—	—	—	—	1.1	—	1.7
–Stage 1	0.1	0.1	0.4	—	—	—	—	1.1	—	1.7
–Reverse repo agreements – non trading	12.2	3.3	1.5	2.4	—	—	—	0.2	—	19.6
–Stage 1	12.2	3.3	1.5	2.4	—	—	—	0.2	—	19.6
–Other financial assets at amortised cost	1.2	—	—	—	—	—	—	—	—	1.2
–Stage 1	1.2	—	—	—	—	—	—	—	—	1.2
Total financial assets at amortised cost	21.5	31.1	76.3	46.5	13.5	27.0	8.2	8.5	(1.3)	231.3
Financial assets at FVOCI:	5.3	3.4	0.2	0.1	—	—	—	—	—	9.0
–Stage 1	5.3	3.4	0.2	0.1	—	—	—	—	—	9.0
Total on balance sheet	68.1	34.5	76.5	46.6	13.5	27.0	8.2	8.5	(1.3)	281.6

Total off–balance sheet	0.4	8.8	9.5	8.8	5.1	1.6	0.5	8.5	(0.1)	43.1
–Stage 1	0.4	8.8	9.5	8.6	4.7	1.1	0.2	8.5	—	41.8
–Stage 2	—	—	—	0.2	0.4	0.5	0.2	—	(0.1)	1.2
–Stage 3	—	—	—	—	—	—	0.1	—	—	0.1
Total exposures	68.5	43.3	86.0	55.4	18.6	28.6	8.7	17.0	(1.4)	324.7

ECL
On balance sheet
Cash and balances at central banks	—	—	—	—	—	—	—	—		—
–Stage 1	—	—	—	—	—	—	—	—		—
Financial assets at amortised cost:
–Loans and advances to customers⁽²⁾	—	—	—	0.1	0.1	0.2	0.9	—		1.3
–Stage 1	—	—	—	0.1	—	—	0.1	—		0.2
–Stage 2	—	—	—	—	0.1	0.2	0.2	—		0.5
–Stage 3	—	—	—	—	—	—	0.6	—		0.6
Of which mortgages:	—	—	—	—	—	0.1	0.2	—		0.3
–Stage 1	—	—	—	—	—	—	—	—		—
–Stage 2	—	—	—	—	—	0.1	0.1	—		0.2
–Stage 3	—	—	—	—	—	—	0.1	—		0.1
–Loans and advances to banks	—	—	—	—	—	—	—	—		—
–Stage 1	—	—	—	—	—	—	—	—		—
–Reverse repo agreements – non trading	—	—	—	—	—	—	—	—		—
–Stage 1	—	—	—	—	—	—	—	—		—
–Other financial assets at amortised cost	—	—	—	—	—	—	—	—		—
–Stage 1	—	—	—	—	—	—	—	—		—
Total financial assets at amortised cost	—	—	—	0.1	0.1	0.2	0.9	—		1.3
Financial assets at FVOCI:	—	—	—	—	—	—	—	—		—
–Stage 1	—	—	—	—	—	—	—	—		—
Total on balance sheet	—	—	—	0.1	0.1	0.2	0.9	—		1.3

Total off–balance sheet	—	—	—	—	—	—	0.1	—		0.1
–Stage 1	—	—	—	—	—	—	—	—		—
–Stage 2	—	—	—	—	—	—	0.1	—		0.1
–Stage 3	—	—	—	—	—	—	—	—		—
Total ECL	—	—	—	0.1	0.1	0.2	1.0	—		1.4

	Santander UK risk grade								Total
	9	8	7	6	5	4	3 to 1	Other(1)
2020	%	%	%	%	%	%	%	%	%
Coverage ratio
On balance sheet
Cash and balances at central banks	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Financial assets at amortised cost:
–Loans and advances to customers⁽²⁾	—	—	—	0.2	0.7	0.7	11.0	—	0.6
–Stage 1	—	—	—	0.2	—	—	9.1	—	0.1
–Stage 2	—	—	—	—	3.7	2.5	4.8	—	3.0
–Stage 3	—	—	—	—	—	—	20.7	—	26.1
Of which mortgages:	—	—	—	—	—	0.5	4.4	—	0.2
–Stage 1	—	—	—	—	—	—	—	—	—
–Stage 2	—	—	—	—	—	2.0	4.8	—	2.0
–Stage 3	—	—	—	—	—	—	5.6	—	5.9
–Loans and advances to banks	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
–Reverse repo agreements – non trading	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
–Other financial assets at amortised cost	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Total financial assets at amortised cost	—	—	—	0.2	0.7	0.7	11.0	—	0.6
Financial assets at FVOCI:	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Total on balance sheet	—	—	—	0.2	0.7	0.7	11.0	—	0.5

Total off–balance sheet	—	—	—	—	—	—	20.0	—	0.2
–Stage 1	—	—	—	—	—	—	—	—	—
–Stage 2	—	—	—	—	—	—	50.0	—	8.3
–Stage 3	—	—	—	—	—	—	—	—	—
Total coverage ratio	—	—	—	0.2	0.5	0.7	11.5	—	0.4

	Santander UK risk grade								Loss allowance
	9	8	7	6	5	4	3 to 1	Other(3)		Total
2019	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
Exposures
On balance sheet
Cash and balances at central banks	21.2	—	—	—	—	—	—	—	—	21.2
–Stage 1	21.2	—	—	—	—	—	—	—	—	21.2
Financial assets at amortised cost:
–Loans and advances to customers⁽²⁾	11.4	30.6	75.4	52.1	18.8	10.9	6.2	2.8	(0.8)	207.4
–Stage 1	11.4	30.6	75.0	50.9	16.1	6.2	1.2	2.8	(0.1)	194.1
–Stage 2	—	—	0.4	1.2	2.7	4.7	2.7	—	(0.3)	11.4
–Stage 3	—	—	—	—	—	—	2.3	—	(0.4)	1.9
Of which mortgages:	9.8	25.0	71.9	42.9	7.7	4.2	3.9	—	(0.2)	165.2
–Stage 1	9.8	25.0	71.7	42.0	5.7	1.1	0.2	—	—	155.5
–Stage 2	—	—	0.2	0.9	2.0	3.1	2.0	—	(0.1)	8.1
–Stage 3	—	—	—	—	—	—	1.7	—	(0.1)	1.6
–Loans and advances to banks	—	0.2	0.4	—	—	—	—	1.3	—	1.9
–Stage 1	—	0.2	0.4	—	—	—	—	1.3	—	1.9
–Reverse repo agreements – non trading	15.3	2.4	4.2	1.5	—	—	—	0.2	—	23.6
–Stage 1	15.3	2.4	4.2	1.5	—	—	—	0.2	—	23.6
–Other financial assets at amortised cost	7.1	—	—	—	—	—	—	—	—	7.1
–Stage 1	7.1	—	—	—	—	—	—	—	—	7.1
Total financial assets at amortised cost	33.8	33.2	80.0	53.6	18.8	10.9	6.2	4.3	(0.8)	240.0
Financial assets at FVOCI:	6.1	3.2	0.4	—	—	—	—	—	—	9.7
–Stage 1	6.1	3.2	0.4	—	—	—	—	—	—	9.7
Total on balance sheet	61.1	36.4	80.4	53.6	18.8	10.9	6.2	4.3	(0.8)	270.9

Total off–balance sheet	0.9	8.5	8.4	8.1	5.0	1.1	0.5	9.1	(0.1)	41.5
–Stage 1	0.9	8.5	8.4	8.0	4.7	1.0	0.3	9.1	—	40.9
–Stage 2	—	—	—	0.1	0.3	0.1	0.2	—	(0.1)	0.6
–Stage 3	—	—	—	—	—	—	—	—	—	—
Total exposures	62.0	44.9	88.8	61.7	23.8	12.0	6.7	13.4	(0.9)	312.4

	Santander UK risk grade
	9	8	7	6	5	4	3 to 1	Other(3)	Total
2019	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
ECL
On balance sheet
Cash and balances at central banks	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Financial assets at amortised cost:
–Loans and advances to customers⁽²⁾	—	—	—	—	0.1	0.2	0.5	—	0.8
–Stage 1	—	—	—	—	—	0.1	—	—	0.1
–Stage 2	—	—	—	—	0.1	0.1	0.1	—	0.3
–Stage 3	—	—	—	—	—	—	0.4	—	0.4
Of which mortgages:	—	—	—	—	—	0.1	0.1	—	0.2
–Stage 1	—	—	—	—	—	—	—	—	—
–Stage 2	—	—	—	—	—	0.1	—	—	0.1
–Stage 3	—	—	—	—	—	—	0.1	—	0.1
–Loans and advances to banks	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
–Reverse repo agreements – non trading	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
–Other financial assets at amortised cost	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Total financial assets at amortised cost	—	—	—	—	0.1	0.2	0.5	—	0.8
Financial assets at FVOCI:	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Total on balance sheet	—	—	—	—	0.1	0.2	0.5	—	0.8

Total off–balance sheet	—	—	—	—	—	—	0.1	—	0.1
–Stage 1	—	—	—	—	—	—	—	—	—
–Stage 2	—	—	—	—	—	—	0.1	—	0.1
–Stage 3	—	—	—	—	—	—	—	—	—
Total ECL	—	—	—	—	0.1	0.2	0.6	—	0.9

2019	%	%	%	%	%	%	%	%	%
Coverage ratio
On balance sheet
Cash and balances at central banks	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Financial assets at amortised cost:
–Loans and advances to customers⁽²⁾	—	—	—	—	0.5	1.8	8.1	—	0.4
–Stage 1	—	—	—	—	—	1.6	—	—	0.1
–Stage 2	—	—	—	—	3.7	2.1	3.7	—	2.6
–Stage 3	—	—	—	—	—	—	17.4	—	21.1
Of which mortgages:	—	—	—	—	—	2.4	2.6	—	0.1
–Stage 1	—	—	—	—	—	—	—	—	—
–Stage 2	—	—	—	—	—	3.2	—	—	1.2
–Stage 3	—	—	—	—	—	—	5.9	—	6.3
–Loans and advances to banks	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
–Reverse repo agreements – non trading	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
–Other financial assets at amortised cost	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Total financial assets at amortised cost	—	—	—	—	0.5	1.8	8.1	—	0.3
Financial assets at FVOCI:	—	—	—	—	—	—	—	—	—
–Stage 1	—	—	—	—	—	—	—	—	—
Total on balance sheet	—	—	—	—	0.5	1.8	8.1	—	0.3

Total off–balance sheet	—	—	—	—	—	—	20.0	—	0.2
–Stage 1	—	—	—	—	—	—	—	—	—
–Stage 2	—	—	—	—	—	—	50.0	—	16.7
–Stage 3	—	—	—	—	—	—	—	—	—
Total coverage ratio	—	—	—	—	0.4	1.7	9.0	—	0.3
(1)Includes cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios, as well as loans written as part of the Government Covid-19 support schemes for micro-SMEs. We use scorecards for these items, rather than rating models.
(2)Includes interest we have charged to the customer’s account and accrued interest we have not charged to the account yet.
(3)Includes cash at hand and smaller cases mainly in the consumer (auto) finance and commercial mortgages portfolios. We use scorecards for these items, rather than rating models.
Credit quality (audited)
Total on-balance sheet exposures at 31 December 2020 comprised £207.0bn of customer loans, loans and advances to banks of £1.7bn, £20.8bn of sovereign assets measured at amortised cost, £9.0bn of assets measured at FVOCI, and £41.3bn of cash and balances at central banks.

	Stage 1	Stage 2	Stage 3	Total
2020	£m	£m	£m	£m
Exposures
On-balance sheet
Retail Banking	170,128	11,341	1,935	183,404
–of which mortgages	154,586	10,345	1,799	166,730
Corporate & Commercial Banking	11,167	5,498	961	17,626
Corporate & Investment Banking	2,587	198	—	2,785
Corporate Centre	75,743	27	—	75,770
Total on-balance sheet	259,625	17,064	2,896	279,585
Off-balance sheet
Retail Banking(1)	26,550	256	41	26,847
–of which mortgages(1)	13,180	82	14	13,276
Corporate & Commercial Banking	6,050	768	59	6,877
Corporate & Investment Banking	8,630	231	—	8,861
Corporate Centre	558	17	—	575
Total off-balance sheet(2)	41,788	1,272	100	43,160
Total exposures	301,413	18,336	2,996	322,745

ECL
On-balance sheet
Retail Banking	100	350	218	668
–of which mortgages	15	130	132	277
Corporate & Commercial Banking	46	189	342	577
Corporate & Investment Banking	5	17	—	22
Corporate Centre	35	—	—	35
Total on-balance sheet	186	556	560	1,302
Off-balance sheet
Retail Banking	18	19	1	38
–of which mortgages	2	1	—	3
Corporate & Commercial Banking	8	10	8	26
Corporate & Investment Banking	4	7	—	11
Total off-balance sheet	30	36	9	75
Total ECL	216	592	569	1,377

	%	%	%	%
Coverage ratio(3)
On-balance sheet
Retail Banking	0.1	3.1	11.3	0.4
–of which mortgages	—	1.3	7.3	0.2
Corporate & Commercial Banking	0.4	3.4	35.6	3.3
Corporate & Investment Banking	0.2	8.6	—	0.8
Corporate Centre	—	—	—	—
Total on-balance sheet	0.1	3.3	19.3	0.5
Off-balance sheet
Retail Banking	0.1	7.4	2.4	0.1
–of which mortgages	—	1.2	—	—
Corporate & Commercial Banking	0.1	1.3	13.6	0.4
Corporate & Investment Banking	—	3.0	—	0.1
Total off-balance sheet	0.1	2.8	9.0	0.2
Total coverage	0.1	3.2	19.0	0.4
(1)Off-balance sheet exposures include £7.7bn of retail mortgage offers in the pipeline.
(2)Off-balance sheet amounts consist of contingent liabilities and commitments. For more, see Note 31 to the Consolidated Financial Statements.
(3)ECL as a percentage of the related exposure.
Total on-balance sheet exposures at 31 December 2019 comprised £205.0bn of customer loans, loans and advances to banks of £1.9bn, £30.7bn of sovereign assets measured at amortised cost, £9.7bn of assets measured at FVOCI, and £21.2bn of cash and balances at central banks.

	Stage 1	Stage 2	Stage 3	Total
2019	£m	£m	£m	£m
Exposures
On-balance sheet
Retail Banking	167,609	9,289	1,864	178,762
–of which mortgages	155,477	8,157	1,722	165,356
Corporate & Commercial Banking	15,871	2,096	424	18,391
Corporate & Investment Banking	3,843	198	—	4,041
Corporate Centre	67,272	94	—	67,366
Total on-balance sheet	254,595	11,677	2,288	268,560
Off-balance sheet
Retail Banking(1)	25,795	186	37	26,018
–of which mortgages(1)	13,353	67	12	13,432
Corporate & Commercial Banking	5,410	289	28	5,727
Corporate & Investment Banking	9,129	199	15	9,343
Corporate Centre	507	—	—	507
Total off-balance sheet(2)	40,841	674	80	41,595
Total exposures	295,436	12,351	2,368	310,155

ECL
On-balance sheet
Retail Banking	76	246	200	522
–of which mortgages	11	100	103	214
Corporate & Commercial Banking	46	45	156	247
Corporate & Investment Banking	1	13	—	14
Corporate Centre	1	1	—	2
Total on-balance sheet	124	305	356	785
Off-balance sheet
Retail Banking	13	13	1	27
–of which mortgages	3	1	—	4
Corporate & Commercial Banking	7	6	2	15
Corporate & Investment Banking	3	24	9	36
Total off-balance sheet	23	43	12	78
Total ECL	147	348	368	863

	%	%	%	%
Coverage ratio(3)
On-balance sheet
Retail Banking	—	2.6	10.7	0.3
–of which mortgages	—	1.2	6.0	0.1
Corporate & Commercial Banking	0.3	2.1	36.8	1.3
Corporate & Investment Banking	—	6.6	—	0.3
Corporate Centre	—	1.1	—	—
Total on-balance sheet	—	2.6	15.6	0.3
Off-balance sheet
Retail Banking	0.1	7.0	2.7	0.1
–of which mortgages	—	1.5	—	—
Corporate & Commercial Banking	0.1	2.1	7.1	0.3
Corporate & Investment Banking	—	12.1	60.0	0.4
Total off-balance sheet	0.1	6.4	15.0	0.2
Total coverage	—	2.8	15.5	0.3
(1)Off-balance sheet exposures include £7.6bn of retail mortgage offers in the pipeline.
(2)Off-balance sheet amounts consist of contingent liabilities and commitments. For more, see Note 31 to the Consolidated Financial Statements.
(3)ECL as a percentage of the related exposure.
2020 compared to 2019
Key movements in exposures and ECL in the year by Stage were:
–The increase in Stage 1 exposures was due to the take up of BBLS by Business Banking customers, and other Covid-19 related UK Government's schemes by corporate customers as well as strong mortgage lending in H2 2020. Stage 1 ECL increased due to a £35m Corporate "Tall Tree" PMA to cover potential future large case losses, as well as increases from Retail unsecured portfolios as a result of the updated 2020 economic scenarios.
–Stage 2 exposures increased as although arrears balances have reduced, management took actions in response to the Covid-19 pandemic, namely downgrading the economic scenarios and weights which increased PDs across the business causing more accounts to breach the SICR triggers to enter Stage 2, moving riskier balances of £0.8bn to which payment holidays were offered to from Stage 1 to Stage 2 and moving £3.1bn corporate loans most impacted by Covid-19 from Stage 1 to Stage 2. The increase in ECL balances reflected these actions.
–Stage 3 exposures have increased due to the extension of the Covid-19 High Risk Corporate PMA to Stage 2 customers, which moved £0.4bn of Stage 2 exposures most at risk of being negatively impacted by Covid-19 to Stage 3. Stage 3 mortgage exposures also increased as accounts rolled off of payment holidays and into arrears.This was offset by strong performance across the Retail unsecured portfolios. The increase in ECL balances reflected these actions.
Stage 2 analysis (audited)
The following table analyses our Stage 2 exposures and ECL by the reason the exposure is classified as Stage 2.

	Retail Banking			Other business segments			Total
	Exposure	ECL	Coverage	Exposure	ECL	Coverage	Exposure	ECL	Coverage
2020	£m	£m	%	£m	£m	%	£m	£m	%
PD deterioration	7,840	260	3.3	2,160	39	1.8	10,000	299	3.0
Forbearance	612	3	0.5	155	6	3.9	767	9	1.2
Other	1,404	21	1.5	1,046	90	8.6	2,450	111	4.5
30 DPD	897	58	6.5	253	5	2.0	1,150	63	5.5
Payment Holiday	844	27	3.2	—	—	—	844	27	3.2
High Risk Corporate	—	—	—	3,125	83	2.7	3,125	83	2.7
	11,597	369	3.2	6,739	223	3.3	18,336	592	3.2

2019
PD deterioration	6,749	190	2.8	2,093	29	1.4	8,842	219	2.5
Forbearance	504	3	0.6	57	2	3.5	561	5	0.9
Other	1,174	20	1.7	561	56	10.0	1,735	76	4.4
30 DPD	1,048	46	4.4	165	2	1.2	1,213	48	4.0
	9,475	259	2.7	2,876	89	3.1	12,351	348	2.8

Where balances satisfy more than one of the criteria above for determining a significant increase in credit risk, we have assigned the corresponding gross carrying amount and ECL in order of the categories presented.
The following table analyses our Stage 2 exposures and the related ECL by whether or not they are in a cure period at the balance sheet date.

	2020			2019
	Exposure	ECL	Coverage	Exposure	ECL	Coverage
	£m	£m	%	£m	£m	%
Stage 2 not in cure period	16,992	554	3.3	12,017	342	2.8
Stage 2 in cure period (for transfer to Stage 1)	1,344	38	2.8	334	6	1.8
	18,336	592	3.2	12,351	348	2.8

2020 compared to 2019
Stage 2 exposures increased as although arrears balances have reduced, management took actions in response to the Covid-19 pandemic, namely downgrading the economic scenarios and weights which increased PDs across the business causing more accounts to breach the SICR triggers to enter Stage 2, moving riskier balances of £0.8bn to which payment holidays were offered to from Stage 1 to Stage 2 and moving £3.1bn corporate loans most impacted by Covid-19 from Stage 1 to Stage 2. The increase in ECL balances reflected these actions, with coverage increases coming from the downgraded economic forecasts.
The accounts in cure period at 31 December 2020 increased compared to 2019, as more mortgage accounts cured out of late arrears and are being held in Stage 2 in 2020.
We do not have any cure period criteria for exiting Stage 3 to Stage 2.
Reconciliation of exposures, loss allowance and net carrying amounts (audited)
The table below shows the relationships between disclosures in this Credit risk review section which refer to drawn exposures and the associated ECL, and the total assets as presented in the Consolidated Balance Sheet.

	On-balance sheet			Off-balance sheet
	Exposures	Loss allowance	Net carrying amount	Exposures	Loss allowance
2020	£m	£m	£m	£m	£m
Retail Banking(2)	183,404	668	182,736	26,847	38
–of which mortgages(3)	166,730	277	166,453	13,276	3
Corporate & Commercial Banking	17,626	577	17,049	6,877	26
Corporate & Investment Banking	2,785	22	2,763	8,861	11
Corporate Centre	75,770	35	75,735	575	—
Total exposures presented in Credit Quality tables	279,585	1,302	278,283	43,160	75
Other items(1)			3,111
Adjusted net carrying amount			281,394
Assets classified at FVTPL			3,614
Non-financial assets			7,324
Total assets per the Consolidated Balance Sheet			292,332

2019
Retail Banking(2)	178,762	522	178,240	26,018	27
–of which mortgages(3)	165,356	214	165,142	13,432	4
Corporate & Commercial Banking	18,391	247	18,144	5,727	15
Corporate & Investment Banking	4,041	14	4,027	9,343	36
Corporate Centre	67,366	2	67,364	507	—
Total exposures presented in Credit Quality tables	268,560	785	267,775	41,595	78
Other items(1)			2,986
Adjusted net carrying amount			270,761
Assets classified at FVTPL			3,702
Non-financial assets			7,239
Total assets per the Consolidated Balance Sheet			281,702
(1)These assets mainly relate to loans as part of a joint venture agreement and the accrued interest on them. They carry low credit risk and therefore have an immaterial ECL.
(2)Off-balance sheet exposures include credit cards in addition to mortgages.
(3)Off-balance sheet exposures include offers in the pipeline and undrawn balances from flexible mortgage products.
Movement in total exposures and the corresponding ECL (audited)
The following table shows changes in total on and off-balance sheet exposures, subject to ECL assessment, and the corresponding ECL, in the year. The table presents total gross carrying amounts and ECLs at a Santander UK group level. We present segmental views in the sections below.

	Stage 1		Stage 2		Stage 3		Total
	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	295,436	147	12,351	348	2,368	368	310,155	863
Transfers from Stage 1 to Stage 2(3)	(9,815)	(47)	9,815	47	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	3,178	110	(3,178)	(110)	—	—	—	—
Transfers to Stage 3(3)	(385)	(8)	(1,126)	(61)	1,511	69	—	—
Transfers from Stage 3(3)	12	2	326	21	(338)	(23)	—	—
Transfers of financial instruments	(7,010)	57	5,837	(103)	1,173	46	—	—
Net ECL remeasurement on stage transfer(4)	—	(101)	—	239	—	241	—	379
Change in economic scenarios(2)	—	15	—	139	—	10	—	164
Changes to model	—	—	—	—	—	25	—	25
New lending and assets purchased(5)	55,546	40	1,371	64	104	52	57,021	156
Redemptions, repayments and assets sold (7)	(50,698)	(30)	(2,295)	(42)	(441)	(18)	(53,434)	(90)
Other(6)	8,141	88	1,072	(53)	185	98	9,398	133
Assets written off (7)	(2)	—	—	—	(393)	(253)	(395)	(253)
At 31 December 2020	301,413	216	18,336	592	2,996	569	322,745	1,377
Net movement in the period	5,977	69	5,985	244	628	201	12,590	514

ECL charge/(release) to the Income Statement		69		244		454		767
Less: Discount unwind		—		—		(14)		(14)
Less: Recoveries net of collection costs		—		—		(108)		(108)
Total ECL charge/(release) to the Income Statement		69		244		332		645

At 1 January 2019	290,882	143	12,011	307	2,571	357	305,464	807
Transfers from Stage 1 to Stage 2(3)	(4,101)	(11)	4,101	11	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	3,458	74	(3,458)	(74)	—	—	—	—
Transfers to Stage 3(3)	(361)	(2)	(595)	(24)	956	26	—	—
Transfers from Stage 3(3)	10	1	516	23	(526)	(24)	—	—
Transfers of financial instruments	(994)	62	564	(64)	430	2	—	—
Net remeasurement of ECL on stage transfer(4)	—	(66)	—	130	—	96	—	160
Change in economic scenarios(2)	—	5	—	(15)	—	(9)	—	(19)
Changes to model	—	—	—	—	—	13	—	13
New lending and assets purchased(5)	42,415	29	827	32	15	9	43,257	70
Redemptions, repayments and assets sold (7)	(40,380)	(32)	(1,344)	(28)	(459)	(42)	(42,183)	(102)
Other(6)	3,514	6	294	(14)	172	191	3,980	183
Assets written off (7)	(1)	—	(1)	—	(361)	(249)	(363)	(249)
At 31 December 2019	295,436	147	12,351	348	2,368	368	310,155	863
Net movement in the period	4,554	4	340	41	(203)	11	4,691	56

ECL charge/(release) to the Income Statement		4		41		260		305
Less: Discount unwind		—		—		(13)		(13)
Less: Recoveries net of collection costs		(10)		(15)		(46)		(71)
Total ECL charge/(release) to the Income Statement		(6)		26		201		221
(1)Exposures that have attracted an ECL, and as reported in the Credit Quality table above.
(2)Changes to assumptions in the year. Isolates the impact on ECL from changes to the economic variables for each scenario, changes to the scenarios themselves as well as changes in the probability weights from all other movements. This also includes the impact of quarterly revaluation of collateral. The impact of changes in economics on exposure Stage allocations are shown within Transfers of financial instruments.
(3)Total impact of facilities that moved Stage(s) in the year. This means, for example, that where risk parameter changes (model inputs) or model changes (methodology) result in a facility moving Stage, the full impact is reflected here (rather than in Other). Stage flow analysis only applies to facilities that existed at both the start and end of the year. Transfers between Stages are based on opening balances and ECL at the start of the year.
(4)Relates to the revaluation of ECL following the transfer of an exposure from one Stage to another.
(5)Exposures and ECL of facilities that did not exist at the start of the year but did at the end. Amounts in Stage 2 and 3 represent assets which deteriorated in the period after origination in Stage 1.
(6)Residual movements on existing facilities that did not change Stage in the year, and which were not acquired in the year. Includes the net increase or decrease in the period of cash at central banks, the impact of changes in risk parameters in the period, unwind of discount rates and increases in ECL requirements of accounts which ultimately were written off in the year.
(7)Exposures and ECL for facilities that existed at the start of the year but not at the end.
COUNTRY RISK EXPOSURES (AUDITED)
We manage our country risk exposure under our global limits framework. Within this framework we set our Risk Appetite for each country, taking into account factors that may affect its risk profile. These can include political events, macroeconomics and the nature of the risk. We actively manage exposures if we think we need to. We consider Banco Santander SA related risk separately.
The tables below show our total exposures, which are the total of balance sheet and off–balance sheet values. We calculate balance sheet values in accordance with IFRS (i.e. after netting allowed under IAS 32) except for credit provisions which we add back. Off–balance sheet values are undrawn facilities and letters of credit. We classify location by country of risk – the country where each client has its main business or assets. That is unless there is a full risk transfer guarantee in place, in which case we use the guarantor’s country of domicile. If a client has operations in many countries, we use their country of incorporation. The tables below exclude balances with other Banco Santander group members. We show them separately in the ‘Balances with other Banco Santander group members’ section.

	2020							2019
			Financial Institutions							Financial Institutions
	Governments	Government guaranteed	Banks(1)	Other	Retail	Corporate	Total(2)	Governments	Government guaranteed	Banks(1)	Other	Retail	Corporate	Total(2)
	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
Eurozone
Ireland	—	—	—	6.0	—	0.1	6.1	—	—	—	7.5	—	0.1	7.6
Italy	—	—	—	—	—	—	—	—	—	—	0.1	—	—	0.1
Spain	—	—	—	—	—	0.1	0.1	—	—	—	—	—	—	—
France	0.1	—	0.5	0.2	—	—	0.8	0.1	—	0.6	0.5	—	—	1.2
Germany	—	—	0.7	0.1	—	0.1	0.9	—	—	1.3	—	—	0.1	1.4
Luxembourg	—	—	0.1	1.3	—	0.1	1.5	—	—	0.1	2.7	—	0.1	2.9
Other(3)	0.4	—	1.1	—	—	0.4	1.9	0.3	—	1.0	0.1	—	—	1.4
	0.5	—	2.4	7.6	—	0.8	11.3	0.4	—	3.0	10.9	—	0.3	14.6
Other countries
UK	42.0	—	2.8	14.8	206.1	40.4	306.1	28.3	—	3.1	15.0	204.5	38.2	289.1
US	0.8	—	0.9	0.1	—	0.3	2.1	1.0	—	1.1	—	—	0.2	2.3
Japan	2.4	—	1.0	—	—	—	3.4	2.2	—	1.6	—	—	—	3.8
Denmark	—	—	—	—	—	—	—	—	—	—	—	—	0.5	0.5
Other	0.3	—	0.5	0.1	—	0.7	1.6	0.2	—	0.5	0.1	—	0.8	1.6
	45.5	—	5.2	15.0	206.1	41.4	313.2	31.7	—	6.3	15.1	204.5	39.7	297.3
Total	46.0	—	7.6	22.6	206.1	42.2	324.5	32.1	—	9.3	26.0	204.5	40.0	311.9
(1)Excludes balances with central banks.
(2)Excludes cash at hand, interests in other entities, intangible assets, property, plant and equipment, tax assets, retirement benefit assets and other assets. Loans are included gross of credit provisions.
(3)Includes The Netherlands of £0.6bn (2019: £0.2bn), Belgium of £0.9bn (2019: £0.6bn).
Balances with other Banco Santander group members (audited)
We deal with other Banco Santander group members in the ordinary course of business. We do this where we have a particular business advantage or expertise and where they can offer us commercial opportunities. These transactions also arise where we support the activities of, or with, larger multinational corporate clients and financial institutions which may deal with other Banco Santander group members. We also dealt with Banco Santander SA as part of implementing our ring–fencing plans. We conduct these activities on the same terms as for similar transactions with third parties, and in a way that manages the credit risk within limits acceptable to the PRA.
At 31 December 2020 and 31 December 2019, we had gross balances with other Banco Santander group members as follows:

	2020				2019
	Financial institutions				Financial institutions
	Banks	Other	Corporate	Total	Banks	Other	Corporate	Total
	£bn	£bn	£bn	£bn	£bn	£bn	£bn	£bn
Assets
Spain	1.6	—	—	1.6	1.6	—	—	1.6
UK	—	2.4	—	2.4	—	2.4	—	2.4
	1.6	2.4	—	4.0	1.6	2.4	—	4.0
Liabilities
Spain	2.2	0.1	—	2.3	2.1	0.1	—	2.2
UK	—	11.5	—	11.5	—	11.2	—	11.2
Uruguay	0.1	—	—	0.1	0.2	—	—	0.2
	2.3	11.6	—	13.9	2.3	11.3	—	13.6
Credit risk – Retail Banking

Overview

We offer a full range of retail products and services through our branches, the internet, digital devices and over the phone, as well as through intermediaries.
Retail Banking – credit risk management
In this section, we explain how we manage and mitigate credit risk.
Retail Banking – credit risk review
In this section, we analyse our credit risk exposures and how they are performing, including the impact of Covid-19. We also focus on forbearance and portfolios of particular interest. Our main portfolios are:

Residential mortgages – This is our largest portfolio. We lend to customers of good credit quality (prime lending). Most of our mortgages are for owner-occupied homes. We also have buy-to-let mortgages where we focus on non-professional landlords with small portfolios.
Consumer (auto) finance and other unsecured lending – Consumer (auto) finance includes financing for cars, vans, motorbikes and caravans – so long as they are privately bought. Other unsecured lending includes personal loans, credit cards and bank account overdrafts.
Business banking – This portfolio consists of small businesses with simple borrowing needs and an annual turnover of up to £6.5m. We offer unsecured lending products, including overdrafts, credit cards and business loans.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report some customer assets in Corporate & Commercial Baking rather than in Business Banking (in Retail Banking). See Note 2 for more information.
RETAIL BANKING – CREDIT RISK MANAGEMENT

For more on our approach to credit risk at a Santander UK group level See pages 75 to 88

In Retail Banking, our customers are individuals and small businesses. We have a high volume of customers and transactions and they share similar credit characteristics, such as their credit score or LTV. As a result, we manage our overall credit risk by looking at portfolios or groups of customers who share similar credit characteristics. Where we take this approach, we call them ‘standardised’ customers. Exactly how we group customers into segments depends on the portfolio and the stage of the credit risk lifecycle. For example, we may segment customers at origination by their credit score. For accounts in arrears, we may segment them by how fast they improve or worsen. We regularly review each segment compared with our expectations for its performance, budget or limit.
1. Risk strategy and planning (audited)
For more on how we set our risk strategy and plans for Retail Banking, see the ‘Santander UK group level – credit risk management’ section.
2. Assessment and origination (audited)
We undertake a thorough risk assessment to make sure a customer can meet their obligations before we approve a credit application. We do this mainly by looking at affordability and the customer’s credit profile:
Affordability
We take proportionate steps to assess whether the customer will be able to make all the repayments on the loan over its full term. As part of this, we assess the risk that they will not pay us back. We do this by a series of initial affordability and credit risk assessments. If the loan is secured, we assess affordability by reviewing the customer’s income and spending, their other credit commitments, and what would happen if interest rates went up. For unsecured personal loans and credit cards, we stress accommodation costs on a proportionate basis as part of the affordability assessment. We regularly review the way we calculate affordability and refine it when we need to. This can be due to changes in regulations, the economy or our risk profile.
Credit profile
We look at each customer’s credit profile and signs of how reliable they are at repaying credit. When they apply, we use the data they give us, and:
–Credit policy: these are our rules and guidelines. We review them regularly to make sure our decisions are consistent and fair and align to the risk profile we want. For secured lending, we look at the property and the LTV as well as the borrower
–Credit scores: based on statistics about the reasons people fail to pay off debt. We use them to build models of what is likely to happen in the future. These models give a credit score to the customer for the loan they want, to show how likely it is to be repaid. We regularly review them
–Credit reference agencies: data from credit reference agencies about how the borrower has handled credit in the past
–Other Santander accounts: we look at how the customer is using their other accounts with us.
How we make the decision
Many of our decisions are automated as our risk systems contain data about affordability and credit history. We tailor the process and how we assess the application based on the type of product being taken. More complex transactions often need greater manual assessment. This means we have to rely more on our credit underwriters’ skill and experience in making the decision. This is particularly true for secured lending, where we might need to do more checks on the customer’s income, or get a property valuation from an approved surveyor, for example.
Credit risk mitigation
The types of credit risk mitigation, including collateral, across each of our portfolios is:

Portfolio	Description
Residential mortgages	Collateral is in the form of a first legal charge over the property. Before we grant a mortgage, the property is valued. We have our own guidelines for surveyor valuations, which build on guidance from the Royal Institution of Chartered Surveyors (RICS). But we also make use of automated valuation methodologies where our confidence in the accuracy of this method is high.
Unsecured lending	Unsecured lending means there is no collateral or security tied to the loan that can be used to mitigate any potential loss if the customer does not pay us back.
Consumer (auto) finance
Collateral is in the form of legal ownership of the vehicle for most consumer (auto) finance loans, with the customer being the registered keeper. Only a very small proportion of the consumer (auto) finance business is underwritten as a personal loan. In these cases, there is no collateral or security tied to the loan. We use a leading vehicle valuation company to assess the LTV at the proposal stage to ensure that the value of the vehicle being lent against is in line with market expectations, and thus any potential claims on said collateral would be sufficient to be able to mitigate against any potential losses. In addition, from time to time at a portfolio level we execute significant risk transfer transactions, which typically reduce RWAs.

Business banking
Business banking lending is unsecured so there is no collateral or security tied to the loan that can be used to mitigate any potential loss if the customer does not pay us back. When lending to incorporated businesses, we typically obtain personal guarantees from each director but we do not treat these as collateral.

3. Monitoring (audited)
Our risk assessment does not end once we have made the decision to lend. We monitor credit risk across the credit risk lifecycle, mainly using IT systems. There are three main parts:
–Behaviour scoring: we use statistical models that help to predict whether the customer will have problems repaying, based on data about how they use their accounts
–Credit reference agencies: we often use data from agencies on how the borrower is handling credit from other lenders in our behaviour scoring models. We also buy services like proprietary scorecards or account alerts, which tell us as soon as the customer does something that concerns us, such as missing a payment to another lender
–Other Santander accounts: each month, we also look at how the customer uses their other accounts with us, so we can identify problems early.
For secured lending, our monitoring also takes account of changes in property prices. We estimate the property’s current value every three months. In most cases, statistical models based on recent sales prices and valuations in that local area are used. Use of this model is subject to Model Risk Governance. Where a lack of data means the model’s valuation is not available, the original surveyor valuation with a House Price Index (HPI) adjustment as appropriate is used.
The way we use our monitoring to manage risk varies by product. For revolving credit facilities like credit cards and overdrafts, it might lead us to raise or lower credit limits. Our monitoring can also mean we change our minds about whether a product is still right for a customer. This can influence whether we approve a refinancing application. In these ways we can balance a customer’s needs and their ability to manage credit. If we find evidence that a customer is in financial difficulties, we contact them about arrears management including forbearance, which we explain in more detail below.
Our day-to-day retail credit risk monitoring relies on a mix of product, customer and portfolio performance measures as described above. However, changes in the wider UK macro-economy also have an impact on our retail portfolios. To reflect this, since 2017 we have used a Retail Risk Playbook tolerance framework to enhance our day-to-day risk monitoring. This is a formal, structured framework that sets out the macroeconomic variables that are most relevant to retail portfolio performance. We monitor these variables against the related forecasts that we have used in our business plans. If the economy deviates materially from our forecasts, we will formally review and reconsider our retail risk management policy and strategy. This framework remains in place and will continue to do so for as long as we consider it necessary.
Covid-19 has and will continue to affect the macro-economic environment and we will respond to this using the Retail Risk Playbook tolerance framework and management judgements to ensure that portfolio quality remains within Risk Appetite.
4. Arrears management (audited)
We have several strategies for managing arrears and these can be used before the customer has formally defaulted, or as early as the day after a missed payment. We assess the problems a customer is having, so we can offer them the right help to bring their account up to date as soon as possible. The most common way to bring an account up to date is to agree an affordable repayment plan with the customer. The strategy we use depends on the risk and the customer’s circumstances. We have a range of tools to help customers to reach an affordable and acceptable solution. This could mean visiting the customer or offering debt counselling by a third party.
5. Debt recovery (audited)
When a customer cannot or will not keep to an agreement for paying off their arrears, we consider recovery options. We only do this once we have tried to get the account back in order. To recover what we are owed, we may use a debt collection agency, sell the debt, or take the customer to court. For retail mortgage loans we can delay legal action. That can happen if the customer shows that they will be able to pay off the loan or the arrears. We aim to repossess only as a last resort or, if necessary, to protect the property from damage or third-party claims. We make sure our estimated losses from repossessed properties are realistic by getting two independent valuations on each property, as well as the estimated cost of selling it. These form the basis of our loss allowances calculations. Where we do enforce the possession of properties held as collateral, we use external agents to realise the value and settle the debt. During this process we do not own the property, but we do administer the sale process. Any surplus funds are returned to the borrower or are otherwise dealt with in accordance with insolvency regulations.
Loan modifications (audited)
Forbearance
If a customer lets us know they are having financial difficulty, we aim to come to an arrangement with them before they actually default. Their problems can be the result of losing their job, falling ill, a relationship breaking down, or the death of someone close to them.
Forbearance is mainly for mortgages and unsecured loans. We offer forbearance in line with our risk policies, and on a case-by-case basis to ensure we continue to lend responsibly and help customers be able to continue to afford their payments.
We may offer the following types of forbearance, but only if our assessments show the customer can meet the revised payments:

Action	Description
Capitalisation
We offer two main types, which are often combined with term extensions and, in the past, interest-only concessions:
–If the customer cannot afford to increase their monthly payment enough to pay off their arrears in a reasonable time but has been making their monthly payments (usually for at least six months), then we can add the arrears to the mortgage balance.
–We can also add to the mortgage balance at the time of forbearance, unpaid property charges which are due to a landlord and which we pay on behalf of the customer to avoid the lease being forfeited.

Term extension	We can extend the term of the loan, making each monthly payment smaller. For mortgages, the customer must also meet our policies for maximum loan term and age when they finish repaying (usually no more than 75). Customers with interest-only mortgages have to make arrangements to repay the principal at the end of the mortgage. If customers know they will not be able to repay their mortgage in full when it ends, or if their mortgage has already passed the date when it should have ended, we talk to them, and if we think it is in the customer’s interests (and they can afford it) we look at other ways of managing it, such as term extensions.
Interest-only	In the past, if it was not possible or affordable for a customer to have a term extension, we may have agreed to let them pay only the interest on the loan for a short time – usually less than a year. We only agreed to this where we believed their financial problems were temporary and they were likely to recover. Since March 2015 we no longer provide this option. Instead, interest-only is only offered as a short-term standard collections arrangement. We now record any related shortfall in monthly payments as arrears and report them to the credit reference agencies. As a result, we no longer classify new interest-only arrangements agreed since March 2015 as forbearance. We continue to manage and report all interest-only arrangements offered before this date as forbearance.
Other modifications
Apart from forbearance, we have sometimes changed the contract terms to keep a good relationship with a customer. In addition, since March 2020, we have provided mortgage customers with payment holiday terms in line with the UK Government's Covid-19 guidance. Similar payment holidays have also been granted in respect of consumer (auto) finance, personal loans, credit cards and business banking. Where these customers showed no signs of financial difficulties at the time, we do not classify the contract changes as forbearance, and most of the loans are being repaid without any problems. For customers who have needed further financial support after the payment holiday period, we help them by offering assistance in line with our policies. We do not classify insolvency solutions for any unsecured retail customers as forbearance. This is in line with industry guidelines on the treatment of customers in insolvency or bankruptcy.
Risk measurement and control
Retail Banking involves managing large numbers of accounts, so it produces a huge amount of data. This allows us to take a more analytical and data intense approach to measuring risk. This is reflected in the wide range of statistical models we use across the credit risk lifecycle. We use:
–Risk strategy and planning: econometric models
–Assessment and origination: application scorecards, and attrition, pricing, loss allowance and capital models
–Monitoring: behavioural scorecards and profitability models
–Arrears management: models to estimate the proportion of cases that will result in possession (known as roll rates)
–Debt recovery: recovery models.
We assess and review our loss allowances regularly and have them independently reviewed. We look at a number of factors, including the cash flow available to service debt. We also use an agency to value any collateral – mainly mortgages.

	Stage 1		Stage 2		Stage 3		Total
	Exposures ⁽¹⁾	ECL	Exposures ⁽¹⁾	ECL	Exposures ⁽¹⁾	ECL	Exposures ⁽¹⁾	ECL
2020	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	193,404	89	9,475	259	1,901	201	204,780	549
Transfers from Stage 1 to Stage 2 (3)	(5,242)	(9)	5,242	9	—	—	—	—
Transfers from Stage 2 to Stage 1 (3)	2,544	86	(2,544)	(86)	—	—	—	—
Transfers to Stage 3 (3)	(305)	(7)	(540)	(27)	845	34	—	—
Transfers from Stage 3 (3)	8	1	324	20	(332)	(21)	—	—
Transfers of financial instruments	(2,995)	71	2,482	(84)	513	13	—	—
Net ECL remeasurement on stage transfer (4)	—	(79)	—	144	—	42	—	107
Change in economic scenarios (2)	—	8	—	81	—	10	—	99
Changes to model	—	—	—	—	—	25	—	25
New lending and assets purchased (5)	34,985	28	479	37	10	6	35,474	71
Redemptions, repayments and assets sold (7)	(28,864)	(16)	(1,181)	(22)	(319)	8	(30,364)	(30)
Other (6)	150	17	342	(46)	99	94	591	65
Assets written off (7)	(2)	—	—	—	(228)	(180)	(230)	(180)
At 31 December 2020	196,678	118	11,597	369	1,976	219	210,251	706
Net movement in the year	3,274	29	2,122	110	75	18	5,471	157

Charge/(release) to the Income Statement		29		110		198		337
Less: Discount unwind		—		—		(9)		(9)
Less: Recoveries net of collection costs		—		—		(19)		(19)
Income statement charge/(release) for the year		29		110		170		309

2019
At 1 January 2019	181,600	88	10,357	259	2,170	203	194,127	550
Transfers from Stage 1 to Stage 2 (3)	(3,078)	(8)	3,078	8	—	—	—	—
Transfers from Stage 2 to Stage 1 (3)	3,254	67	(3,254)	(67)	—	—	—	—
Transfers to Stage 3 (3)	(315)	(2)	(482)	(19)	797	21	—	—
Transfers from Stage 3 (3)	9	1	500	22	(509)	(23)	—	—
Transfers of financial instruments:	(130)	58	(158)	(56)	288	(2)	—	—
Net ECL remeasurement on stage transfer (4)	—	(60)	—	75	—	56	—	71
Change in economic scenarios (2)	—	(5)	—	(26)	—	(9)	—	(40)
Changes to model	—	—	—	—	—	13	—	13
New lending and assets purchased (5)	36,779	23	447	24	13	9	37,239	56
Redemptions, repayments and assets sold (7)	(25,809)	(20)	(1,207)	(16)	(437)	(33)	(27,453)	(69)
Other (6)	965	5	37	(1)	117	159	1,119	163
Assets written off (7)	(1)	—	(1)	—	(250)	(195)	(252)	(195)
At 31 December 2019	193,404	89	9,475	259	1,901	201	204,780	549
Net movement in the year	11,804	1	(882)	—	(269)	(2)	10,653	(1)

Charge/(release) to the Income Statement		1		—		193		194
Less: Discount unwind		—		—		(8)		(8)
Less: Recoveries net of collection costs		—		—		(31)		(31)
Income statement charge/(release) for the year		1		—		154		155
(1)Exposures that have attracted an ECL, and as reported in the Credit Quality table above.
(2)Changes to assumptions in the year. Isolates the impact on ECL from changes to the economic variables for each scenario, changes to the scenarios themselves and changes in the probability weights from all other movements. This also includes the impact of quarterly revaluation of collateral. The impact of changes in economics on exposure Stage allocations are shown in Transfers of financial instruments.
(3)Total impact of facilities that moved stage(s) in the year. This means, for example, that where risk parameter changes (model inputs) or model changes (methodology) result in a facility moving Stage, the full impact is reflected here (rather than in Other). Stage flow analysis only applies to facilities that existed at both the start and end of the year. Transfers from each stage are based on opening balances, and transfers in are based on closing balances, giving rise to a net movement on transfer.
(4)Relates to the revaluation of ECL following the transfer of an exposure from one Stage to another.
(5)Exposures and ECL on facilities that did not exist at the start of the period but did at the end. Amounts in Stage 2 and 3 represent assets which deteriorated in the period after origination in Stage 1.
(6)Residual movements on facilities that did not change Stage in the period, and which were not acquired in the year. Included the impact of changes in risk parameters in the year, unwind of discount rates and increases in ECL requirements of accounts which ultimately were written off in the year.
(7)Exposures and ECL for facilities that existed at the start of the year, but not at the end.
RESIDENTIAL MORTGAGESWe offer mortgages to people who want to buy a property and offer additional borrowing (known as further advances) to existing mortgage customers. The property must be in the UK
2020 compared to 2019
A historically benign credit environment has supported our customers in the past and helped to reduce credit risk. However, from our experience we know that unemployment is one of the most important factors in defaults on mortgages, our biggest loan book. Whilst the UK housing market continues to show resilience, we are cautious on the outlook in light of recent economic uncertainty due to the Covid-19 pandemic. Strong net mortgage growth of £1.4bn (2019: £7.4bn), with a rebound in application volumes following the Q2 2020 housing market closure.
Borrower profile (audited)
In this table, ‘Home movers’ include both existing customers moving house and taking out a new mortgage with us, and customers who switch their mortgage to us when they move house. ‘Remortgagers’ are new customers who are taking a new mortgage with us.

	Stock				New business
	2020		2019		2020		2019
	£m	%	£m	%	£m	%	£m	%
Home movers	71,008	42	70,860	43	10,116	41	11,192	38
Remortgagers	50,934	31	52,480	32	6,861	27	9,197	31
First-time buyers	33,180	20	32,112	19	5,354	21	6,952	23
Buy-to-let	11,608	7	9,904	6	2,622	11	2,473	8
	166,730	100	165,356	100	24,953	100	29,814	100
As well as the new business in the table above, there were £31.6bn (2019: £31.6bn) of remortgages where we moved existing customers with maturing products onto new mortgages. We also provided £1.2bn (2019: £1.3bn) of further advances and flexible mortgage drawdowns.
2020 compared to 2019
The borrower profile of stock remained broadly unchanged. The new business borrower profile whilst similar to 2019 showed an increase in Home Movers and Buy-to-let mortgages with a decrease in First Time Buyers and Remortgages, which reflected market conditions. In
Interest rate profile (audited)
The interest rate profile of our mortgage asset stock was:

	2020		2019
	£m	%	£m	%
Fixed rate	133,231	80	128,798	78
Variable rate	20,986	13	22,116	13
Standard Variable Rate (SVR)	10,627	6	14,124	9
Follow on Rate (FoR)	1,886	1	318	0
	166,730	100	165,356	100

2020 compared to 2019
In 2020, we continued to see customers refinance from SVR to fixed rate products influenced by low mortgage rates and the competitive mortgage market.
Geographical distribution (audited)
The geographical distribution of our mortgage asset stock was:

	Stock		New business
	2020	2019	2020	2019
Region	£bn	£bn	£bn	£bn
London	41.8	41.4	6.1	7.5
Midlands and East Anglia	22.5	22.1	3.7	4.3
North	22.6	22.7	3.3	3.8
Northern Ireland	3.1	3.3	0.2	0.3
Scotland	6.7	6.8	0.8	1.2
South East excluding London	52.5	51.7	8.3	9.7
South West, Wales and other	17.5	17.4	2.6	3.0
	166.7	165.4	25.0	29.8

Average loan size for new business			£'000	£'000
South East including London			284	277
Rest of the UK			166	154
UK as a whole			218	207
2020 compared to 2019
The geographical distribution of the portfolio continued to represent a broad footprint across the UK, whilst maintaining a concentration around London and the South East. The loan-to-income multiple of mortgage lending in the year, based on average earnings of new business at inception, was 3.29 (2019: 3.27
Larger loans (audited)
The mortgage asset stock of larger loans was:

	South East including London		UK
	2020	2019	2020	2019
Individual mortgage loan size	£m	£m	£m	£m
<£0.25m	44,790	45,828	103,785	105,855
£0.25m to £0.50m	35,487	34,027	46,914	44,549
£0.50m to £1.0m	11,942	11,471	13,763	13,114
£1.0m to £2.0m	1,875	1,538	2,024	1,644
>£2.0m	236	186	244	194
	94,330	93,050	166,730	165,356
At 31 December 2020, there were 98 (2019: 76) individual mortgages over £2.0m. In 2020, there were 38 (2019: 32) new mortgages over
Loan-to-value analysis (audited)
This table shows the LTV distribution for the gross carrying amount and the related ECL of our total mortgage portfolio and Stage 3 mortgages, as well as the LTV distribution for new business. We also show the collateral value and simple average LTV for our mortgage stock, Stage 3 stock and new business. We use our estimate of the property value at the balance sheet date. We include fees that have been added to the loan in the LTV calculation. For flexible products, we only include the drawn amount, not undrawn limits.

	2020					2019
	Stock		Stage 3		New	Stock		Stage 3		New
	Total	ECL	Total	ECL	Business	Total	ECL	Total	ECL	Business
LTV	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Up to 50%	73,489	28	858	11	4,180	70,714	24	743	11	5,113
>50-75%	68,324	89	633	36	10,088	67,311	65	626	24	11,876
>75-85%	18,113	41	125	19	5,858	17,436	31	136	13	6,130
>85-100%	6,070	44	93	22	4,781	9,011	34	110	17	6,650
>100%	734	78	90	44	46	884	64	107	38	45
	166,730	280	1,799	132	24,953	165,356	218	1,722	103	29,814
Collateral value of residential properties (1)	166,623		1,783		24,953	165,229		1,702		29,813

	%		%		%	%		%		%
Simple Average(2) LTV (indexed)	42		41		64	43		42		65
(1)Collateral value shown is limited to the balance of each related loan. Excludes the impact of over-collateralisation, where the collateral is higher than the loan. Includes collateral against loans in negative equity of £629m (2019: £757m).
(2)Total of all LTV% divided by the total of all accounts.
At 31 December 2020, the parts of loans in negative equity which were effectively uncollateralised before deducting loss allowances was £107m (2019: £127m).
In 2020, the simple average LTV of mortgage total new lending in London was 60% (2019: 61%).
2020 compared to 2019
Credit performance (audited)

	2020	2019
	£m	£m
Mortgage loans and advances to customers of which:	166,730	165,356
–Stage 1	154,586	155,477
–Stage 2	10,345	8,157
–Stage 3	1,799	1,722
Loss allowances(3)	280	218

	%	%
Stage 1 ratio(1)	92.72	94.03
Stage 2 ratio(1)	6.20	4.93
Stage 3 ratio(2)	1.09	1.05
(1)Stage 1/Stage 2 exposures as a percentage of customer loans.
(2)Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures.
(3)The ECL allowance is for both on and off–balance sheet exposures.
Movement in total exposures and the corresponding ECL (audited)
The following table shows changes in total on and off-balance sheet exposures subject to ECL assessment, and the corresponding ECL, for residential mortgages in the year. The footnotes to the Santander UK group level analysis on page 99 are also applicable to this table.

2020	Stage 1		Stage 2		Stage 3		Total
	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	168,830	14	8,224	101	1,734	103	178,788	218
Transfers from Stage 1 to Stage 2 (3)	(4,686)	(2)	4,686	2	—	—	—	—
Transfers from Stage 2 to Stage 1 (3)	1,911	17	(1,911)	(17)	—	—	—	—
Transfers to Stage 3(3)	(229)	(3)	(491)	(11)	720	14	—	—
Transfers from Stage 3(3)	4	—	311	15	(315)	(15)	—	—
Transfers of financial instruments	(3,000)	12	2,595	(11)	405	(1)	—	—
Net ECL remeasurement on stage transfer (4)	—	(15)	—	49	—	17	—	51
Change in economic scenarios(2)	—	7	—	13	—	10	—	30
Changes to model	—	—	—	—	—	25	—	25
New lending and assets purchased (5)	26,102	4	237	5	1	—	26,340	9
Redemptions, repayments and assets sold (7)	(23,707)	(4)	(899)	(7)	(297)	(15)	(24,903)	(26)
Other(6)	(459)	(1)	270	(19)	24	7	(165)	(13)
Assets written off (7)	—	—	—	—	(54)	(14)	(54)	(14)
At 31 December 2020	167,766	17	10,427	131	1,813	132	180,006	280
Net movement in the year	(1,064)	3	2,203	30	79	29	1,218	62

Charge/(release) to the Income Statement		3		29		43		75
Less: Discount unwind		—		—		(2)		(2)
Less: Recoveries net of collection costs		—		—		(1)		(1)
Income statement charge/(release) for the year		3		29		40		72

2019
At 1 January 2019	157,739	12	9,432	119	1,999	106	169,170	237
Transfers from Stage 1 to Stage 2 (3)	(2,345)	(1)	2,345	1	—	—	—	—
Transfers from Stage 2 to Stage 1 (3)	2,921	24	(2,921)	(24)	—	—	—	—
Transfers to Stage 3(3)	(231)	—	(429)	(8)	660	8	—	—
Transfers from Stage 3(3)	5	(1)	485	16	(490)	(15)	—	—
Transfers of financial instruments	350	22	(520)	(15)	170	(7)	—	—
Net ECL remeasurement on stage transfer (4)	—	(23)	—	16	—	12	—	5
Change in economic scenarios(2)	—	(5)	—	(22)	—	(9)	—	(36)
Changes to model	—	—	—	—	—	13	—	13
New lending and assets purchased (5)	31,090	5	198	3	2	—	31,290	8
Redemptions, repayments and assets sold (7)	(22,439)	(1)	(1,039)	(6)	(396)	(12)	(23,874)	(19)
Other (6)	2,090	4	153	6	31	14	2,274	24
Assets written off (7)	—	—	—	—	(72)	(14)	(72)	(14)
At 31 December 2019	168,830	14	8,224	101	1,734	103	178,788	218
Net movement in the year	11,091	2	(1,208)	(18)	(265)	(3)	9,618	(19)

Charge/(release) to the Income Statement		2		(17)		11		(4)
Less: Discount unwind		—		—		(4)		(4)
Less: Recoveries net of collection costs		—		—		—		—
Income statement charge/(release) for the year		2		(17)		7		(8)
Loan modifications
Forbearance(1)
The following table (audited) sets out the financial assets that were forborne while they had a loss allowance measured at lifetime ECL..

	2020	2019
	£m	£m
Financial assets modified in the year:
–Amortised cost before modification	305	384
–Net modification loss	7	7
Financial assets modified since initial recognition:
–Gross carrying amount of financial assets for which the loss allowance changed to 12 months ECL in the year	114	89

The balances (audited) at 31 December 2020 and 31 December 2019, analysed by their staging at the year-end and the forbearance we applied, were:

	Capitalisation	Term extension	Interest-only	Concessionary interest rate	Total	Loss allowances
2020	£m	£m	£m	£m	£m	£m
Stage 2	409	393	310	—	1,112	13
Stage 3	219	83	86	28	416	29
	628	476	396	28	1,528	42
Proportion of portfolio	0.4%	0.3%	0.2%	—%	0.9%

2019
Stage 2	405	338	342	1	1,086	12
Stage 3	197	91	97	10	395	24
	602	429	439	11	1,481	36
Proportion of portfolio	0.4%	0.3%	0.3%	—%	0.9%
(1)We base forbearance type on the first forbearance on the accounts.
2020 compared to 2019
In 2020, the number of new accounts granted forbearance reduced. Forbearance activity was higher in 2019 due to the launch of a new term extension forbearance solution for interest-only past maturity customers in August 2018, with volumes of this solution decreasing after its initial launch. The proportion of the mortgage portfolio in forbearance remained flat at 0.9% (2019: 0.9%).
–At 31 December 2020, the proportion of accounts in forbearance for more than six months that had made their last six months’ contractual payments remained flat at 81% (2019: 81%).
–The weighted average LTV of all accounts in forbearance was 34% (2019: 35%) compared to the weighted average portfolio LTV of 38% (2019: 39%).
–At 31 December 2020, the carrying value of mortgages classified as multiple forbearance increased slightly to £143m (2019: £137m).
Other loan modifications
Since March 2020, we have provided mortgage customers with payment holiday terms in line with UK Government and FCA guidance. For more on this, see 'Covid-19 Support measures in place at 31 December 2020' in 'Santander UK group level - Credit risk review'.

At 31 December 2020, there were £2.6bn (2019: £4.5bn) of other mortgages on the balance sheet that we had modified since January 2008. At 31 December 2020:
–The average LTV was 30% (2019: 32%), and 96% (2019: 96%) of accounts had made their last six months’ contractual payments.
–The proportion of accounts that were 90 days or more in arrears was 1.50% (2019: 2.14%).
RESIDENTIAL MORTGAGES – PORTFOLIOS OF PARTICULAR INTEREST

Product	Description
Interest-only loans and part interest-only, part repayment loans	With an interest-only mortgage, the customer pays interest every month but the principal until the end of the mortgage. Some mortgages have a part that is interest-only, with the rest being a normal repayment mortgage. Customers with part interest-only, part repayment mortgages still have to pay back a lump sum at the end of their mortgage for the interest-only part. This means there is a higher credit risk on these loans as we depend on the customers to pay back a lump sum. We design new account LTV maximums to mitigate this credit risk. We also make sure the customer has a plausible repayment plan before we lend to them and remains on track for the life of the loan.

Since 2009, we have reduced the risk from new interest-only mortgages by lowering the maximum LTV. It has been 50% since 2012. When a customer plans to repay their mortgage by selling the property, we now only allow that if they own more than a set proportion of the equity.

Customers with interest-only mortgages have to make arrangements to repay the principal at the end of the mortgage. We have a strategy to make sure that we tell these customers that they have to do this. We send them messages with their annual mortgage statements, and we run contact campaigns to encourage them to tell us how they plan to repay. We undertake these contact campaigns periodically throughout the customers' interest-only mortgage term and increase the frequency of contact as customers approach term maturity.

If customers know they will not be able to repay their mortgage in full when it ends, or if their mortgage has already passed the date when it should have ended, we talk to them. If we think it is in the customer’s interests and they can afford it, we look at other ways of managing it. That can mean turning the mortgage into a standard repayment one and extending it. Or, if the customer is waiting for their means of repaying it, such as an investment plan or bonds, to mature, it can just mean extending it.
Flexible loans
Flexible mortgages allow customers to pay more or less than their usual amount each month, or even to take ‘payment holidays’ when they pay nothing at all. Customers do not have to take or draw down the whole loan all at once – so if they took out a mortgage big enough to allow them to build a home extension after three years, they do not have to start paying interest on that extra money until they are ready to spend it. There are conditions on when and how much customers can draw down:
–There are often limits on how much can be drawn down in any month
–The customer cannot be in payment arrears
–The customer cannot have insolvency problems, such as a county court judgement, bankruptcy, an individual voluntary arrangement, an administration order or a debt relief order.
A customer can ask us to increase their credit limit, but that means we will go through our full standard credit approval process. We can also lower the customer’s credit limit at any time, so it never goes above 90% of the property’s current market value.
We no longer offer flexible loan products for new mortgages.
This is an area of interest in order to identify customers who might be using these facilities to self-forbear, such as regularly drawing down small amounts. If there is any sign that the credit risk has significantly increased, we reflect this in our provision calculations.

Loans with an LTV >100%
Where the mortgage balance is more than the property is now worth, we cannot recover the full value of the loan by repossessing and selling the property. This means there is a higher credit risk on these loans. In some cases, property prices have fallen, so mortgages we gave in the past with lower LTVs now have LTVs greater than 100%.
We monitor existing accounts with LTVs >100% as part of our assessment of ongoing portfolio performance. We design new account LTV maximums to mitigate an increase in the volume of accounts with an LTV >100%.

Buy-to-Let (BTL) loans	In recent years, we have refined our BTL proposition to appeal to a wider catchment, and we have improved our systems to cater for this segment with a focus on non-professional landlords. We have prudent lending criteria, and specific policies for BTL. We only lend to a maximum 75% LTV. The first applicant must earn a minimum income of £25,000 per year, and we require evidence of income in all cases. We also use a BTL affordability rate as part of our assessment about whether to lend. This means that the rental income must cover the monthly mortgage interest payments by a prescribed amount when calculated using a stressed interest rate. We regularly review the prescribed amount and adjust it as needed.

		Portfolio of particular interest(1)
	Total	Interest-only	Part interest-only, part repayment (2) (3)	Flexible(3)	LTV >100%	Buy-to-let	Other portfolio
2020	£m	£m	£m	£m	£m	£m	£m
Mortgage portfolio	166,730	38,441	13,234	9,953	734	11,608	110,854
–Stage 1	154,586	33,330	11,860	8,731	423	11,180	105,514
–Stage 2	10,345	4,228	1,126	989	221	393	4,728
–Stage 3	1,799	883	248	233	90	35	612
Stage 3 ratio(4)	1.09%	2.31%	1.88%	2.48%	12.30%	0.30%	0.55%
PIPs	10	5	2	1	4	—	2
Simple average LTV (indexed)	42%	44%	44%	26%	117%	59%	43%

2019
Mortgage portfolio	165,356	38,062	13,247	11,273	884	9,904	109,234
–Stage 1	155,477	33,739	12,112	10,183	594	9,593	105,114
–Stage 2	8,157	3,502	888	873	183	285	3,526
–Stage 3	1,722	821	247	217	107	26	594
Stage 3 ratio(4)	1.05%	2.17%	1.87%	2.03%	12.11%	0.26%	0.54%
PIPs	32	14	9	2	13	1	8
Simple average LTV (indexed)	43%	45%	45%	28%	117%	60%	44%
(1)Where a loan falls into more than one category, we include it in all the categories that apply. As a result, the sum of the mortgages in the segments of particular interest and the other portfolio does not agree to the total mortgage portfolio.
(2)Mortgage balance includes both the interest-only part of £9,847m (2019: £9,823m) and the non-interest-only part of the loan.
(3)Includes legacy Alliance & Leicester flexible loans that work in a more limited way than our current Flexi loan product.
(4)Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures.
2020 compared to 2019
–In 2020, the proportion of interest-only loans together with part interest-only, part repayment and flexible loans reduced, reflecting our strategy to manage down the proportional exposure to these lending profiles.
Interest-only sub analysis
Full interest-only new business in the year

	2020	2019
	£m	£m
Full interest-only loans	4,267	4,000

Full interest-only maturity profile

	Term expired	Within 2 years	Between 2-5 years	Between 5-15 years	Greater than 15 years	Total
2020	£m	£m	£m	£m	£m	£m
Full interest-only portfolio	374	1,726	3,697	20,318	12,326	38,441
–of which value weighted average LTV (indexed) is >75%	13	131	154	1,397	1,017	2,712

2019
Full interest-only portfolio	338	1,541	3,706	20,984	11,493	38,062
–of which value weighted average LTV (indexed) is >75%	11	111	219	1,793	1,051	3,185

2020 compared to 2019
For full interest-only mortgages, of the total £374m that was term expired at 31 December 2020, 84% continued to pay the interest due under the expired contract terms. Interest-only mortgages that matured in 2020 totalled £613m, of which: £272m was subsequently repaid, £6m was refinanced under normal credit terms, £105m was refinanced under forbearance arrangements and £230m remained unpaid and was classified as term expired at 31 December 2020.
At 31 December 2020, there were 69,713 (2019: 76,767) flexible mortgage customers, with undrawn facilities of £5,621m (2019: £5,841m). The portfolio’s value weighted LTV (indexed) was 26% (2019: 27%).
Forbearance(1) (audited)
The balances at 31 December 2020 and 31 December 2019 were:

	Interest-only(2)	Flexible	LTV >100%	Buy-to-Let
2020	£m	£m	£m	£m
Total	285	48	10	9
–Stage 2	184	34	3	6
–Stage 3	101	14	7	3

2019
Total	392	73	17	10
–Stage 2	285	56	8	8
–Stage 3	107	17	9	2
(1)Where a loan falls into more than one category, we have included it in all the categories that apply.
(2)Comprises full interest-only loans and part interest-only, part repayment loans..
2020 compared to 2019
In 2020, the number of new accounts granted forbearance reduced. Forbearance activity was higher in 2019 due to the launch of a new term extension forbearance solution for interest-only past maturity customers in August 2018, with volumes of this solution decreasing after its initial launch.
CONSUMER (AUTO) FINANCE AND OTHER UNSECURED LENDING
Consumer (auto) finance
Retail Banking provides auto finance through Santander Consumer (UK) plc (SCUK). We offer a range of wholesale finance products (stock financing) and retail products for the purchase or lease of new and used cars, vans, motorcycles, bicycles and caravans. Our products are offered through dealers and brokers at the point of sale. At 31 December 2020, we operate with 15 manufacturers and have two joint venture agreements.
Through our joint ventures, Hyundai Capital UK Ltd (HCUK) and PSA Finance UK Ltd (PSAF), we provide retail point of sale customer finance as well as wholesale finance facilities (stock finance) for Hyundai and Kia, managed by HCUK, and Peugeot, Citroën and DS, managed by PSAF. We hold a 50.01% share in each of these joint ventures. However, due to the varying structures of the joint ventures, we apply the equity method of accounting for HCUK and consolidate PSAF.
Residual Value risk is one of our top risks. We check the portfolio each month, using triggers set to identify any material change in trends. We use leading independent vehicle valuation companies to assess the future value of the asset both before the start of the agreement and at points during the agreement. It is through this approach to RV setting and provisioning, where we react to market and car model level changes in future valuations, to help us make better decisions, strategies, and retain financial stability.
One of our main aims is sustainable profit which plays a key part in the strategy decisions made in relation to business growth. Our focus is on the broadening of our range of partners and maintaining a conservative risk appetite. We support climate change mitigation by funding alternative fuel technologies and give customers the option to offset the carbon emissions from their vehicles.
During the Covid-19 pandemic, we have made sure that our dealer partners, retail customers and staff have had the right products, services, and support in place. Close to 40,000 of our retail portfolio customers have had some form of support through payment deferrals or changes to their agreements.
Other unsecured lending
Retail Banking also provides other unsecured lending, which includes:
–Personal loans: we offer personal loans for most purposes, such as debt consolidation, home improvement, and to support significant life events such as weddings
–Credit cards: we offer a wide range of credit cards designed to suit a variety of customers, including balance transfer cards and cards that offer rewards
–Overdrafts: we also offer arranged overdrafts for customers who have a bank account with us. We evaluate our customers’ circumstances to decide how much they can borrow. In other cases, a customer may have overdrawn their bank account without arranging it with us first.
For both Consumer (auto) finance and Other unsecured lending, we maintain rigorous credit scoring and affordability assessment criteria that we monitor and report regularly. There were no significant changes to our risk policy or appetite in these portfolios. This approach continued to result in stable, good credit quality consumer credit portfolios.
We use a combination of internal, credit reference agency and application data in our credit assessments. Scorecards supported by policy rules give us confidence that customers are creditworthy and can afford their repayments. We closely monitor and manage the performance of our consumer credit portfolios using a range of data that includes portfolio and key segments performance, macroeconomic indicators and customer risk data. Nonetheless, we are not complacent about the prospect for future risk events and always look at ways to strengthen our approach.
Credit performance (audited)

	Consumer (auto) finance	Other unsecured
		Personal loans	Credit cards	Overdrafts	Total other unsecured	Total
2020	£m	£m	£m	£m	£m	£m
Loans and advances to customers of which:	8,024	2,038	2,349	408	4,795	12,819
–Stage 1	7,587	1,881	1,975	253	4,109	11,696
–Stage 2	379	139	335	138	612	991
–Stage 3	58	18	39	17	74	132
Loss allowances(2)	118	80	158	61	299	417
Stage 3 undrawn exposures	—				27	27
Stage 3 ratio(1)	0.72%				2.09%	1.24%
Gross write offs	25				129	154

2019
Loans and advances to customers of which:	7,684	2,135	2,788	590	5,513	13,197
–Stage 1	7,038	2,020	2,473	404	4,897	11,935
–Stage 2	604	95	267	160	522	1,126
–Stage 3	42	20	48	26	94	136
Loss allowances(2)	88	51	120	62	233	321
Stage 3 undrawn exposures	—				25	25
Stage 3 ratio(1)	0.55%				2.15%	1.21%
Gross write-offs	34				134	168
(1)Total Stage 3 exposure as a percentage of loans and advances to customers plus undrawn Stage 3 exposures.
(2)The ECL allowance is for both on and off–balance sheet exposures.
Loan modifications
Forbearance
The following table (audited) sets out the financial assets that were forborne while they had a loss allowance measured at lifetime ECL.

	Credit cards	Overdrafts	Total other unsecured
2020	£m	£m	£m
Financial assets modified in the year:
–Amortised cost before modification	18	8	26
–Net modification gain	8	4	12
Financial assets modified since initial recognition:
–Gross carrying amount of financial assets for which the loss allowance changed to 12m ECL in the year	2	2	4

2019
Financial assets modified in the year:
–Amortised cost before modification	23	15	38
–Net modification gain	12	8	20
Financial assets modified since initial recognition:
–Gross carrying amount of financial assets for which the loss allowance changed to 12m ECL in the year	3	2	5

The balances (audited) at 31 December 2020 and 31 December 2019 were: :

		Other unsecured
	Consumer (auto) Finance	Personal loans	Credit cards	Overdrafts	Total other unsecured	Total
2020	£m	£m	£m	£m	£m	£m
Total	9	—	43	16	59	68
–Stage 2	4	—	10	5	15	19
–Stage 3	5	—	33	11	44	49

2019
Total	7	—	51	25	76	83
–Stage 2	5	—	10	7	17	22
–Stage 3	2	—	41	18	59	61
2020 compared to 2019
We maintained our prudent Consumer (auto) finance underwriting criteria throughout the year. In 2020, the product mix was broadly unchanged, with a slight increase in wholesale finance facilities (stock finance). The retail car finance market saw challenges in 2020 mainly due to dealerships closures as a result of Covid-19.
At 31 December 2020, Consumer (auto) finance balances increased by £340m (4%), and represented 4% (2019: 4%) of total Retail Banking loans and 4% (2019: 4%) of total customer loans. Gross lending (new business) was £3,074m (2019: £3,308m). Wholesale loans (Stock finance) to car dealerships were approximately 17% of the Consumer loan book, an increase of £65m since 31 December 2019. The average Consumer (auto) finance loan size was £15,918 (2019: £13,900).
The risk profile for Consumer (auto) finance and other unsecured lending remained stable in terms of our credit scoring acceptance policies, however there was a deterioration in the credit quality as a result of Covid-19. It is too early to assess whether this will be a permanent decline in the risk profile.
Other loan modifications
Since March 2020, we have provided Consumer (auto) finance, personal loans, and credit cards customers with payment holiday terms. For more on this, see 'Covid-19 Support measures in place at 31 December 2020' in 'Santander UK group level - Credit risk review'.
BUSINESS BANKING
We provide business banking services to small businesses with a turnover of up to £6.5m per annum and relatively simple borrowing needs. We only offer unsecured lending products, including overdrafts, credit cards and business loans.
Our risk management strategies operate on an automated basis (where possible) to ensure an efficient customer journey and a cost-effective credit decisioning process. We use a combination of internal, credit reference agency and application data in our credit assessments. Credit scoring combined with policy rules give us confidence that businesses are creditworthy and can afford their repayments. Post approval, we review revolving credit facilities each year to ensure the facilities remain appropriate for the customer's financial circumstances.
The Covid-19 pandemic has created an extremely challenging environment for many businesses, and we have supported customers by participating in government support schemes designed for small businesses. The Bounce Back Loans Scheme attracted unprecedented demand due to the efficient application process, which requires no credit risk assessment. At 31 December 2020, we had accepted over 148,000 applications for Bounce Back Loans with loan amounts totalling £4.0bn. Applications for lending outside of government schemes that would ordinarily be approved automatically are being manually underwritten, as a temporary measure due to Covid-19, to ensure we consider the uncertain and changing environment.
Lending exposure outside of government support schemes reduced as customers have used the support available to reduce their commitments. We continue to closely monitor the performance of the portfolio and have developed bespoke methods to understand customers’ performance through the pandemic.
We substantially upgraded our decision system in 2020 to provide a greater breadth of data and flexibility to optimise risk strategies and meet the challenge of lending in a rapidly changing environment.
Credit performance (audited)

	2020	2019
	£m	£m
Loans and advances to customers of which:	3,855	209
–Stage 1	3,845	197
–Stage 2	6	6
–Stage 3	4	6
Loss allowances(2)	9	9
Stage 3 undrawn exposures	—	—
Stage 3 ratio(1)	0.10%	2.87%
Gross write offs	12	14
(1)Total Stage 3 exposure as a percentage of customer loans plus undrawn Stage 3 exposures.
(2)The ECL allowance is for both on and off–balance sheet exposures.
Loan modifications
Forbearance
There was no new forbearance granted in 2020 and 2019..
The balances (audited) at 31 December 2020 and 31 December 2019 were:

	2020	2019
	£m	£m
Total	4	4
–Stage 3	4	4
Credit risk – other business segments

Overview

In Corporate & Commercial Banking, we are exposed to credit risk through providing overdraft, loan, invoice discounting, trade finance, asset finance and treasury products. We offer bank accounts and cash transmission services to further support clients.
In Corporate & Investment Banking, we are mainly exposed to credit risk through lending and selling treasury products to large corporates.
In Corporate Centre, our exposures come from asset and liability management of our balance sheet and our non-core and Legacy Portfolios in run-off.

Credit risk management
In this section, we explain how we manage and mitigate credit risk.
Credit risk review
In this section, we analyse our credit risk exposures and how they are performing, including the impact of Covid-19. We also focus on forbearance and portfolios of particular interest.

Our main portfolios are:

Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
–SME and mid corporate – banking, trade finance, receivables finance, lending and treasury services mainly to enterprises with an annual turnover of up to £500m.
–Commercial Real Estate – lending to experienced, professional landlords mainly secured by tenanted UK property in the office, retail, industrial and residential sub-sectors.
–Social Housing – lending and treasury services for UK housing association groups secured by tenanted UK residential property. Borrowers are mainly charitable entities and registered with the appropriate regulator for the part of the UK in which they operate.

–Large Corporate – loans and treasury products for large corporates to support their working capital and liquidity needs.
–Financial Institutions – mainly derivatives for hedging purposes and trade finance instruments, under approved ring-fenced bank exceptions policy.

–Sovereign and Supranational – securities issued by local and central governments, and government guaranteed counterparties. We hold some of them to help meet our liquidity needs.
–Structured Products – we have two portfolios. The High Quality Liquid Assets (HQLA) portfolio is high quality assets, chosen for diversification and liquidity. The Legacy Treasury asset portfolio is mainly asset-backed securities.
–Social Housing – legacy social housing loans that do not fit with our strategy.
–Financial Institutions – mainly derivatives, repurchase and reverse repurchase transactions (known as repos and reverse repos), and stock borrowing/lending, under approved ring-fenced bank exceptions policy to facilitate hedging or liquidity management.
–Legacy Portfolios in run-off – assets from acquisitions that do not fit with our strategy. These include some commercial mortgages.

The segmental basis of presentation in this Annual Report has been changed, and the prior periods restated, to report some customer assets in Corporate & Commercial Banking rather than in Business Banking (in Retail Banking), some non-core corporate mortgages in Corporate & Commercial Banking rather than in Corporate Centre, and a number of smaller business lines in Corporate Centre rather than in Corporate & Investment Banking. See Note 2 for more information.
OTHER BUSINESS SEGMENTS – CREDIT RISK MANAGEMENT

For more on our approach to credit risk at a Santander UK group level See pages 75 to 88

In Corporate & Commercial Banking, we classify most of our customers as non-standardised. We also have some SME customers classified as standardised as it is a high-volume portfolio with smaller exposures. In CIB and Corporate Centre, we classify all our customers as non-standardised, except for the commercial mortgages in our Legacy Portfolios in run-off.
We set out how we manage the credit risk on our standardised customers in the previous section ‘Credit risk – Retail Banking’. We manage the credit risk on our standardised customers in Corporate & Commercial Banking and Corporate Centre in the same way, except that we do not use scorecards or credit reference agencies. In the rest of this section, we explain how we manage the credit risk on our non-standardised customers.
1. Risk strategy and planning
For details of how we set risk strategy and plans, see the ‘Santander UK group level – credit risk management’ section. For treasury products, we take credit risk up to limits for each client. We control, manage and report risks on a counterparty basis, regardless of which part of our business takes the risk.
2. Assessment and origination (audited)
We do a thorough risk assessment to make sure customers can meet their obligations before we approve a credit application. We do this mainly by assigning each customer a credit rating, using our internal rating scale (see ‘Credit quality’ in ‘Santander UK group level – credit risk review’ section). To do this, we look at the customer’s financial history and trends in the economy including reflecting the impacts of the Covid-19 pandemic – backed up by the expert judgement of a risk analyst. We review our internal ratings on a dynamic basis and at least once a year. We also assess the underlying risk of the transaction, taking into account any mitigating factors (see the tables below) and how it fits with our risk policies, limits and Risk Appetite, as set by the Board and lower level committees and fora. We consider transactions in line with credit limits approved by the relevant credit authority. In CIB and Corporate Centre, a specialist analyst usually reviews a transaction at the start and over its life. They base their review on the financial strength of the client, its position in its industry, and its management strengths.
We also use stress testing, for example to estimate how a customer might be able to cope if interest rates rise or to manage the impacts of the Covid-19 pandemic including local and regional lockdowns.
Responsible lending
We lend to a wide range of sectors and industries, including those that are intrinsic or of strategic importance to the economy of the UK or another country or territory. As part of lending responsibly, we comply with the Equator Principles, factoring social, ethical and environmental impacts into our risk analysis and decision-making process for financial transactions. These principles address climate change, prevention of pollution and toxic waste emissions, biodiversity, indigenous peoples and human rights. Our policies on Aerospace and Defence, Energy, Mining & Metals and Soft Commodities and our Sensitive Sectors policy continue to define our approach towards creating long-term value while managing reputational, social and environmental risks. These policies contain prohibitions and restrictions on a range of activities. Prohibited activities include the provision of products or services for new Coal Fired Power Plant (CFPP) projects and taking on new clients with existing CFPPs. In 2020, we included a further prohibition on the development, construction or expansion of oil and gas drilling projects north of the Arctic Circle. Restricted activities include transactions specific to CFPPs for existing clients which do not significantly improve environmental impacts, such as a significant reduction of CO2. In 2020, we added a further restriction on the development, construction or expansion of Liquid Natural Gas facilities. Environmental and Social Risk Champions and the Reputational Risk Forum review and approve all restricted activities to ensure that they fall within our risk appetite. This forum reviews, monitors and escalates key decisions around financial and non-financial reputational risks to the Board.
Credit risk mitigation
The types of credit risk mitigation, including collateral, across each of our portfolios are as follows. In addition, from time to time at a portfolio level we execute significant risk transfer transactions, which typically reduce RWAs.
Corporate & Commercial Banking:

Portfolio	Description
SME and mid corporate	Includes secured and unsecured lending. We can use covenants (financial or non-financial) to support a customer’s credit rating. For example, we can set limits on how much they can spend or borrow, or how they operate as a business. We can take mortgage debentures as collateral. These are charges over a company’s assets, almost always first charges. We can also take a first legal charge on commercial property as collateral. Before agreeing the loan, we get an independent professional valuation which assesses the property. We can also take guarantees, but we do not treat them as collateral and we do not put a cash value on them unless they are supported by a tangible asset which is charged to us. The UK Government guarantee supporting the losses for amounts lent under the UK Government's Coronavirus Loan Schemes are considered as collateral (80% for CBILS and CLBILS and 100% for BBLS). If a customer defaults, we work with them to consider debt restructuring options. We generally do not enforce our security over their assets except when restructuring options have been exhausted or to protect our position in relation to third party claims. In this case, we might appoint an administrator.

We also lend against assets (like vehicles and equipment) and invoices for some customers. For assets, we value them before we lend. For invoices, we review the customer’s ledgers regularly and lend against debtors that meet agreed criteria. If the customer defaults, we repossess and sell their assets or collect on their invoices.
Commercial Real Estate	We take a first legal charge on commercial property as collateral. The loan is subject to strict criteria, including the property condition, age and location, tenant quality, lease terms and length, and the sponsor’s experience and creditworthiness. Before agreeing the loan, we visit the property and get an independent professional valuation which assesses the property, the tenant and future demand (such as comparing market rent to current rent). Loan agreements typically allow us to view the property each year and get revaluations every two to three years, or more often if it is likely covenants may be breached.
Social Housing	We take a first legal charge on portfolios of residential real estate owned and let by UK Housing Associations as collateral, in most cases. We revalue this every three to five years (in line with industry practice), using the standard methods for property used for Social Housing. The value would be considerably higher if we based it on normal residential use. On average, the loan balance is 25% to 50% of the implied market value, using our LGD methodology. We have not had a default, loss or repossession on Social Housing. We manage older Social Housing loans that do not fit our current business strategy in Corporate Centre.
Corporate & Investment Banking:

Portfolio	Description
Large Corporate	Most of these corporate loans and products are unsecured. We also have a structured finance portfolio, where we typically hold legal charges over the assets we finance. For all customer segments, the bank monitors borrowers are in line with expected performance and (where applicable) documented covenants so we detect any financial distress early.
Financial Institutions	We manage the risk on derivatives in this portfolio in the same way as for the derivatives in Financial Institutions within Corporate Centre.
Corporate Centre:

Portfolio	Description
Sovereign and Supranational	In line with market practice, there is no collateral against these assets.
Structured Products
These are our HQLA and Legacy Treasury asset portfolios. These assets are primarily ABS and covered bonds, which benefit from senior positions in the creditor hierarchy. Their credit rating reflects the over-collateralisation in the structure, and the assets that underpin their cash flows and repayment schedules. We use a detailed expected cash flow analysis to assess the portfolios and we consider the structure and assets backing each individual security.

Social Housing	We manage the risk on this portfolio in the same way as for the Social Housing portfolio in Corporate & Commercial Banking.
Financial Institutions
We use standard legal agreements to reduce credit risk on derivatives, repos and reverse repos, and stock borrowing/lending. We also hold collateral and trade through central counterparties (CCPs) to reduce risk.
Netting – We use netting agreements where they have legal force, mainly in the UK, the rest of Europe and the US. This means that if a counterparty defaults, we can legally offset what we owe them and what they owe us and settle the net amount. However, netting arrangements often do not mean we can offset assets and liabilities for accounting purposes, as transactions are usually settled on a gross basis. In line with market practice, we use standard legal agreements. For derivatives, we use ISDA Master Agreements; for repos and reverse repos, we use Global Master Repurchase Agreements; and for stock borrowing/lending and other securities financing, we use Global Master Securities Lending Agreements.
Collateral – We use the Credit Support Annex with the ISDA Master Agreement. This gives us collateral for our net exposures. The collateral can be cash, securities or equities. For stock borrowing/lending and repos and reverse repos, it includes high quality liquid debt securities and highly liquid equities listed on major developed markets. We revalue our exposures and collateral daily, adjusting the collateral to reflect deficits or surpluses. We have processes to control how we value and manage collateral, including documentation reviews and reporting. Collateral has to meet our ‘Liquid Assets and Eligible Collateral’ policy, which controls the quality and how much of any one kind of collateral we can hold. That gives us confidence we will be able to cash in the collateral if a client defaults. We have these controls for equities and debt securities. The collateral held for reverse repos is worth at least 100% of our exposure.
CCPs – These are intermediaries between a buyer and a seller – generally a clearing house. We use CCPs to reduce counterparty credit risk in derivatives.

Legacy Portfolios in run off
We often hold collateral through a first legal charge over the underlying asset or cash. We get independent third-party valuations on fixed charge security in line with industry guidelines. We then review our impairment loss allowance. To do that, we bear in mind:
–The borrower’s ability to generate cash flow
–The age of the assets
–Whether the loan is still performing satisfactorily
–Whether or not the reduction in value is likely to be temporary
–Whether there are other ways to solve the problem.
Where a borrower gets into difficulty we look to dispose of the collateral, either with agreement or through the insolvency process. We do this as early as possible, to minimise any loss. We rarely take ownership of collateral.

3. Monitoring (audited)
We regularly monitor and report our credit risk by portfolio, segment, industry, location and customer. We give our ERCC a detailed analysis of our credit exposures and risk trends every month. We also report our larger exposures and risks to the Board Risk Committee every month.
Our Watchlist
We also use a Watchlist to help us identify potential problem debt early. Just because a customer is on our Watchlist does not mean they have defaulted. It just means that something has happened that has increased the probability of default. There are several reasons we might put customers on this list. For example, if they suffer a downturn in trade, breach a covenant, lose a major contract, slip into early arrears, or their key management resign. Whatever the trigger, we review the case to assess the potential financial impact.
We classify Watchlist cases as:
–Enhanced monitoring: for less urgent cases. If they are significant, we monitor them more often and where appropriate may consider more collateral.
–Proactive management: for more urgent or serious cases. We may take steps to restructure debt including extending the term, taking more collateral, agreeing a lower credit limit or seeking repayment of the loan through refinancing or other means.
We assess cases on the Watchlist for impairment as explained in ‘Significant Increase in Credit Risk (SICR)’ in the ‘Santander UK group level – Credit risk management’ section. When a customer is included in enhanced monitoring, we do not consider that it has suffered a SICR for ECL purposes, so it remains in Stage 1 for purposes of our loss allowance calculations. When a customer is included in proactive management, we consider that it has suffered a SICR. This means we transfer it to Stage 2 and subject it to a lifetime ECL assessment to calculate the new loss allowance. We take into account any forbearance we offer. This includes whether any extra security or guarantees are available, the likelihood of more equity and the potential to enhance value through asset management.
In Corporate & Commercial Banking, as part of our client review process, for loans approaching maturity, we look at the prospects of refinancing the loan on current market terms and applicable credit policy. Where this seems unlikely, we put the case on our Watchlist.
In CIB and Corporate Centre, we monitor the credit quality of our exposures daily. We use both internal and third-party data to detect any potential credit deterioration.
4. Arrears management (audited)
We identify problem debt by close monitoring, supported by our Watchlist process. When there is a problem, our relationship managers are the first to act, supported by the relevant credit risk expert. If a case becomes more urgent or needs specialist attention, and if it transfers to Stage 3, we transfer it to our Restructuring & Recoveries team.
We aim to act before a customer defaults (to prevent it, if possible). The strategy we use depends on the type of customer, their circumstances and the level of risk. We use restructuring and rehabilitation tools to try to help our customers find their own way out of financial difficulty and agree on a plan that works for both of us. We aim to identify warning signs early by monitoring customers’ financial and trading data, checking to make sure they are not breaching any covenants, and by having regular dialogue with them. We hold regular Watchlist meetings to agree a strategy for each portfolio.
Our Restructuring & Recoveries team are engaged as appropriate on Watchlist cases and we may hand over more serious cases to them.
5. Debt recovery
Consensual arrangements
Where we cannot find a solution like any of the ones we describe above, we look for an exit. If we can, we aim to do this by agreeing with the borrower that they will sell some or all of their assets on a voluntary basis or agreeing to give them time to refinance their debt with another lender.
Enforcement and recovery
Where we cannot find a way forward or reach a consensual arrangement, we consider recovery options. This can be through:
–The insolvency process
–Enforcing over any collateral
–Selling debt on the secondary market
–Considering other legal action available to recover what we are owed from debtors and guarantors.
If there is a shortfall, we write it off against loss allowances we hold. In certain very rare instances, we may act as mortgagee in possession of assets held as collateral against non-performing commercial lending. In such cases the assets are carried on our balance sheet and are classified according to our accounting policies.
Loan modifications (audited)
Forbearance
If a customer is having financial difficulty, we will work with them before they default to see if the difficulty can be addressed through forbearance. Their problems might be clear from the results of covenant testing, reviews of trading and other data they give us under the terms of their loan or as part of our ongoing conversations with them.
We may offer the following types of forbearance. We only do this if our assessments indicate the customer can meet the revised payments:

Action	Description
Term extension	We can extend the term of the loan. At a minimum, we expect the customer to be able to pay the interest in the short-term and have a realistic chance of repaying the full balance in the long-term. We may offer this option if the customer is up to date with their payments but showing signs of financial difficulties. We may also offer this option where the loan is about to mature and near-term refinancing is not possible on market terms.
Interest-only	We can agree to let a customer pay only the interest on the loan for a short time – usually less than a year. We only agree to this if we believe their financial problems are temporary and they are going to recover. After the interest-only period, we expect the customer to go back to making full payments of interest and capital once they are in a stronger financial position. We regularly look at the customer’s financial situation to see when they can afford to do that.
Other payment rescheduling (including capitalisation)
If a customer is having cash flow issues, we may agree to lower or stop their payments until they have had time to recover. We may:
–Reschedule payments to better match the customer’s cash flow – for example if the business is seasonal
–Provide a temporary increase in facilities to cover peak demand ahead of the customer’s trading improving.
We might do this by adding their arrears to their loan balance (we call this arrears capitalisation) or drawing from an overdraft. We may also offer other types of forbearance, including providing new facilities, interest rate concessions, seasonal profiling and interest roll-up. In rare cases, we agree to forgive or reduce part of the debt.

Other forms of debt management and modifications
When customers are in financial difficulty, we can also manage debt in other ways, depending on the facts of the specific case:

Action	Description
Waiving or changing covenants	If a borrower breaks a covenant, we can either waive it or change it, taking their latest and future financial position into account. We may also add a condition on the use of any surplus cash (after operating costs) to pay down their debt to us.
Asking for more collateral or guarantees	If a borrower has unencumbered assets, we may accept new or extra collateral in return for revised financing terms. We may also take a guarantee from other companies in the same group and/or major shareholders. We only do this where we believe the guarantor will be able to meet their commitment.
Asking for more equity	Where a borrower can no longer pay the interest on their debt, we may accept fresh equity capital from new or existing investors to change the capital structure in return for better terms on the existing debt.
In addition, since March 2020, we have provided customers with payment holiday terms in line with the UK Government's Covid-19 guidance. Where these customers showed no signs of financial difficulties at the time, we do not classify the contract changes as forbearance. For customers who have needed further financial support after the payment holiday period, we help them by offering assistance in line with our policies.
Risk measurement and control
We measure the credit risk on treasury products by adding their potential future exposure to market movements over their lives to their fair value. Then we add it to any other exposure and measure the total against our credit limits for each client.
We assess our loss allowances regularly and have them independently reviewed. We look at a number of factors, including the cash flow available to service debt and the value of collateral based on third-party professional valuations.
OTHER BUSINESS SEGMENTS – CREDIT RISK REVIEW
Movement in total exposures and the corresponding ECL (audited)
The following tables show changes in total on and off-balance sheet exposures and ECL in the year. The footnotes to the Santander UK group level table on page 99 also apply to these tables.

Corporate & Commercial Banking	Stage 1		Stage 2		Stage 3		Total
	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	21,281	53	2,385	51	452	158	24,118	262
Transfers from Stage 1 to Stage 2(3)	(4,443)	(37)	4,443	37	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	528	20	(528)	(20)	—	—	—	—
Transfers to Stage 3(3)	(78)	(1)	(543)	(21)	621	22	—	—
Transfers from Stage 3(3)	4	1	1	—	(5)	(1)	—	—
Transfers of financial instruments	(3,989)	(17)	3,373	(4)	616	21	—	—
Net ECL remeasurement on stage transfer(4)	—	(18)	—	92	—	198	—	272
Change in economic scenarios(2)	—	7	—	44	—	—	—	51
New lending and assets purchased(5)	7,984	10	805	28	94	44	8,883	82
Redemptions, repayments and assets sold (7)	(6,487)	(13)	(818)	(18)	(118)	(25)	(7,423)	(56)
Other(6)	(1,572)	32	521	6	97	5	(954)	43
Assets written off (7)	—	—	—	—	(121)	(51)	(121)	(51)
At 31 December 2020	17,217	54	6,266	199	1,020	350	24,503	603
Net movement in the year	(4,064)	1	3,881	148	568	192	385	341

ECL charge/(release) to the Income Statement		1		148		243		392
Less: Discount unwind		—		—		(5)		(5)
Less: Recoveries net of collection costs		—		—		(93)		(93)
Income statement charge/(release) for the year		1		148		145		294

Corporate & Investment Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	12,972	4	397	37	15	9	13,384	50
Transfers from Stage 1 to Stage 2(3)	(43)	—	43	—	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	—	—	—	—	—	—	—	—
Transfers to Stage 3(3)	—	—	(40)	(13)	40	13	—	—
Transfers from Stage 3(3)	—	—	—	—	—	—	—	—
Transfers of financial instruments	(43)	—	3	(13)	40	13	—	—
Net ECL remeasurement on stage transfer(4)	—	—	—	—	—	—	—	—
Change in economic scenarios(2)	—	—	—	8	—	—	—	8
New lending and assets purchased (5)	1,119	1	43	—	—	—	1,162	1
Redemptions, repayments and assets sold (7)	(5,005)	(1)	(287)	(1)	(1)	—	(5,293)	(2)
Other(6)	2,174	5	273	(7)	(12)	—	2,435	(2)
Assets written off (7)	—	—	—	—	(42)	(22)	(42)	(22)
At 31 December 2020	11,217	9	429	24	—	—	11,646	33
Net movement in the year	(1,755)	5	32	(13)	(15)	(9)	(1,738)	(17)

ECL charge/(release) to the Income Statement		5		(13)		13		5
Less: Discount unwind		—		—		—		—
Less: Recoveries net of collection costs		—		—		2		2
Income statement charge/(release) for the year		5		(13)		15		7

	Stage 1		Stage 2		Stage 3		Total
	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL
Corporate Centre	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2020	67,779	1	94	1	—	—	67,873	2
Transfers from Stage 1 to Stage 2(3)	(87)	(2)	87	2	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	106	4	(106)	(4)	—	—	—	—
Transfers to Stage 3(3)	(2)	—	(3)	(1)	5	1	—	—
Transfers from Stage 3(3)	1	1	1	—	(2)	(1)	—	—
Transfers of financial instruments	18	3	(21)	(3)	3	—	—	—
Net ECL remeasurement on stage transfer(4)	—	(3)	—	3	—	1	—	1
Change in economic scenarios(2)	—	—	—	6	—	—	—	6
New lending and assets purchased(5)	11,457	1	45	—	1	—	11,503	1
Redemptions, repayments and assets sold (7)	(10,342)	(1)	(9)	(1)	(3)	(1)	(10,354)	(3)
Other(6)	7,389	34	(65)	(6)	1	—	7,325	28
Assets written off (7)	—	—	—	—	(2)	—	(2)	—
At 31 December 2020	76,301	35	44	—	—	—	76,345	35
Net movement in the year	8,522	34	(50)	(1)	—	—	8,472	33

ECL charge/(release) to the Income Statement		34		(1)		—		33
Less: Discount unwind		—		—		—		—
Less: Recoveries net of collection costs		—		—		4		4
Income statement charge/(release) for the year		34		(1)		4		37

	Stage 1		Stage 2		Stage 3		Total
	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL
Corporate & Commercial Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	23,259	47	1,422	45	375	143	25,056	235
Transfers from Stage 1 to Stage 2(3)	(801)	(3)	801	3	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	156	7	(156)	(7)	—	—	—	—
Transfers to Stage 3(3)	(42)	—	(109)	(5)	151	5	—	—
Transfers from Stage 3(3)	—	—	16	1	(16)	(1)	—	—
Transfers of financial instruments	(687)	4	552	(8)	135	4	—	—
Net ECL remeasurement on stage transfer(4)	—	(7)	—	18	—	38	—	49
Change in economic scenarios(2)	—	8	—	11	—	—	—	19
New lending and assets purchased(5)	3,733	6	379	7	2	1	4,114	14
Redemptions, repayments and assets sold (7)	(4,062)	(10)	(32)	(11)	(7)	(9)	(4,101)	(30)
Other(6)	(962)	5	64	(11)	55	35	(843)	29
Assets written off (7)	—	—	—	—	(108)	(54)	(108)	(54)
At 31 December 2019	21,281	53	2,385	51	452	158	24,118	262
Net movement in the year	(1,978)	6	963	6	77	15	(938)	27

ECL charge/(release) to the Income Statement		6		6		69		81
Less: Discount unwind		—		—		(6)		(6)
Less: Recoveries net of collection costs		(10)		(8)		(12)		(30)
Income statement charge/(release) for the year		(4)		(2)		51		45

	Stage 1		Stage 2		Stage 3		Total
	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL	Exposures(1)	ECL
Corporate & Investment Banking	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	17,389	5	134	3	26	10	17,549	18
Transfers from Stage 1 to Stage 2(3)	(208)	—	208	—	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	41	—	(41)	—	—	—	—	—
Transfers to Stage 3(3)	0	—	0	—	—	—	—	—
Transfers from Stage 3(3)	0	—	0	—	—	—	—	—
Transfers of financial instruments	(167)	—	167	—	—	—	—	—
Net ECL remeasurement on stage transfer(4)	0	—	0	36	—	—	—	36
New lending and assets purchased (5)	54	—	—	—	—	—	54	—
Redemptions, repayments and assets sold (7)	(5,179)	(1)	50	(1)	(28)	—	(5,157)	(2)
Other(6)	875	—	46	(1)	17	(1)	938	(2)
Assets written off (7)	—	—	—	—	—	—	—	—
At 31 December 2019	12,972	4	397	37	15	9	13,384	50
Net movement in the year	(4,417)	(1)	263	34	(11)	(1)	(4,165)	32

ECL charge/(release) to the Income Statement		(1)		34		(1)		32
Less: Discount unwind		—		—		—		—
Less: Recoveries net of collection costs		—		(8)		(2)		(10)
Income statement charge/(release) for the year		(1)		26		(3)		22

Corporate Centre	£m	£m	£m	£m	£m	£m	£m	£m
At 1 January 2019	68,635	3	97	1	(1)	1	68,731	5
Transfers from Stage 1 to Stage 2(3)	(15)	—	15	—	—	—	—	—
Transfers from Stage 2 to Stage 1(3)	7	—	(7)	—	—	—	—	—
Transfers to Stage 3(3)	(4)	—	(4)	—	8	—	—	—
Transfers from Stage 3(3)	—	—	—	—	—	—	—	—
Transfers of financial instruments	(12)	—	4	—	8	—	—	—
Net ECL remeasurement on stage transfer(4)	—	—	—	—	—	1	—	1
Change in economic scenarios(2)	—	1	—	—	—	—	—	1
New lending and assets purchased(5)	1,849	—	—	—	—	—	1,849	—
Redemptions, repayments and assets sold (7)	(5,328)	—	(155)	—	14	—	(5,469)	—
Other(6)	2,635	(3)	148	—	(18)	(2)	2,765	(5)
Assets written off (7)	—	—	—	—	(3)	—	(3)	—
At 31 December 2019	67,779	1	94	1	—	—	67,873	2
Net movement in the year	(856)	(2)	(3)	—	1	(1)	(858)	(3)

ECL charge/(release) to the Income Statement		(2)		—		(1)		(3)
Less: Discount unwind		—		—		1		1
Less: Recoveries net of collection costs		—		—		(1)		(1)
Income statement charge/(release) for the year		(2)		—		(1)		(3)
Committed exposuresCredit risk arises on both on- and off–balance sheet transactions, e.g. guarantees. Therefore, committed exposures are typically higher than asset balances. However, committed exposures can be smaller than the asset balances due to netting. We show Sovereigns and Supranationals net of short positions and Large Corporate reverse repurchase agreement exposures net of repurchase agreement liabilities and include OTC derivatives. The derivative and other treasury product exposures (classified as ‘Financial Institutions’) are also typically lower than the asset balances, because we show our overall risk exposure which takes into account our procedures to mitigate credit risk. The balances on our balance sheet only reflect the more restrictive netting permitted by IAS 32.
Rating distribution (audited)
These tables show our credit risk exposure according to our internal rating scale (see ‘Credit quality’ in the ‘Santander UK group level – credit risk review’ section) for each portfolio. On this scale, the higher the rating, the better the quality of the counterparty.

	Santander UK risk grade
	9	8	7	6	5	4	3 to 1	Other(1)	Total
2020	£m	£m	£m	£m	£m	£m	£m	£m	£m
Corporate & Commercial Banking
SME and mid Corporate	—	468	1,288	2,640	2,820	3,518	2,790	922	14,446
Commercial Real Estate	—	—	65	214	696	3,684	484	9	5,152
Social Housing	112	2,631	2,334	—	—	2	—	3	5,082
	112	3,099	3,687	2,854	3,516	7,204	3,274	934	24,680
Corporate & Investment Banking
Large Corporate	174	1,802	3,267	3,882	1,523	157	81	—	10,886
Financial Institutions	367	443	622	23	6	—	—	—	1,461
	541	2,245	3,889	3,905	1,529	157	81	—	12,347
Corporate Centre
Sovereign and Supranational	48,579	2,383	—	—	—	—	—	—	50,962
Structured Products	1,168	1,044	229	41	—	—	—	—	2,482
Social Housing	2	2,001	1,814	—	—	—	—	—	3,817
Financial Institutions	497	200	9	6	—	—	—	—	712
Legacy Portfolios in run-off(2)	—	—	—	—	—	—	—	156	156
	50,246	5,628	2,052	47	—	—	—	156	58,129

Total	50,899	10,972	9,628	6,806	5,045	7,361	3,355	1,090	95,156
Of which:
Stage 1	50,899	10,889	9,567	6,541	4,136	4,029	431	905	87,397
Stage 2	—	83	61	265	909	3,332	1,904	185	6,739
Stage 3	—	—	—	—	—	—	1,020	—	1,020

2019
Corporate & Commercial Banking
SME and mid Corporate	—	25	798	1,953	4,833	3,896	1,450	299	13,254
Commercial Real Estate	—	—	—	426	3,787	1,574	121	149	6,057
Social Housing	1,231	3,650	26	—	—	2	4	—	4,913
	1,231	3,675	824	2,379	8,620	5,472	1,575	448	24,224
Corporate & Investment Banking
Large Corporate	281	2,356	4,419	4,558	842	75	115	—	12,646
Financial Institutions	383	822	703	11	—	—	—	—	1,919
	664	3,178	5,122	4,569	842	75	115	—	14,565
Corporate Centre
Sovereign and Supranational	32,145	2,255	—	—	—	—	—	—	34,400
Structured Products	1,166	981	396	29	—	—	—	—	2,572
Social Housing	934	3,036	90	0	—	—	—	—	4,060
Financial Institutions	542	246	43	25	1	—	—	—	857
Legacy Portfolios in run-off(2)	—	—	—	130	—	—	110	—	240
	34,787	6,518	529	184	1	—	110	—	42,129

Total	36,682	13,371	6,475	7,132	9,463	5,547	1,800	448	80,918
Of which:
Stage 1	36,682	13,371	6,449	6,940	8,714	4,175	813	431	77,575
Stage 2	—	—	26	192	749	1,372	523	17	2,879
Stage 3	—	—	—	—	—	—	464	—	464
(1)Smaller exposures mainly in the commercial mortgage portfolio. We use scorecards for them, instead of a rating model.
(2)Residual structured and asset finance loans (shipping, aviation and structured finance).
Geographical distribution (audited)
We typically classify geographical location according to the counterparty’s country of domicile unless a full risk transfer guarantee is in place, in which case we use the guarantor’s country of domicile instead.

	2020					2019
	UK	Europe	US	Rest of World	Total	UK	Europe	US	Rest of World	Total
	£m	£m	£m	£m	£m	£m	£m	£m	£m	£m
Corporate & Commercial Banking
SME and mid Corporate	14,399	47	—	—	14,446	13,169	84	—	1	13,254
Commercial Real Estate	5,151	—	—	1	5,152	6,057	—	—	—	6,057
Social Housing	5,082	—	—	—	5,082	4,913	—	—	—	4,913
	24,632	47	—	1	24,680	24,139	84	—	1	24,224
Corporate & Investment Banking
Large Corporate	9,814	1,052	—	20	10,886	10,665	1,922	2	57	12,646
Financial Institutions	642	435	130	254	1,461	604	841	169	305	1,919
	10,456	1,487	130	274	12,347	11,269	2,763	171	362	14,565
Corporate Centre
Sovereign and Supranational	44,624	1,516	849	3,973	50,962	27,987	1,549	856	4,008	34,400
Structured Products	1,683	799	—	—	2,482	1,710	811	—	51	2,572
Social Housing	3,817	—	—	—	3,817	4,060	—	—	—	4,060
Financial Institutions	301	365	6	40	712	329	335	157	36	857
Legacy Portfolios in run-off	59	—	—	97	156	130	—	—	110	240
	50,484	2,680	855	4,110	58,129	34,216	2,695	1,013	4,205	42,129
Credit risk mitigation (audited)

	Gross exposure	Collateral	Net exposure
	Stage 3	Stage 3	Stage 3
2020	£m	£m	£m
Corporate & Commercial Banking
SME and mid corporate	853	286	567
Commercial Real Estate	167	105	62
	1,020	391	629
Corporate & Investment Banking
Large Corporate	—	—	—
	—	—	—

2019
Corporate & Commercial Banking
SME and mid corporate	363	52	311
Commercial Real Estate	89	58	31
	452	110	342
Corporate & Investment Banking
Large Corporate	15	—	15
	15	—	15
Credit performance (audited)
We monitor exposures that show potentially higher risk characteristics using our Watchlist process (described in ‘Monitoring’ in the ‘Credit risk management’ section). The table below shows the exposures we monitor, and those we classify as Stage 3 by portfolio at 31 December 2020 and 31 December 2019.

	Committed exposure
		Watchlist
	Fully performing	Enhanced monitoring	Proactive management	Stage 3	Total(1)	Loss allowances
2020	£m	£m	£m	£m	£m	£m
Corporate & Commercial Banking
SME and mid Corporate	10,844	340	2,409	853	14,446	478
Commercial Real Estate	4,191	233	561	167	5,152	125
Social Housing	5,009	—	73	—	5,082	—
	20,044	573	3,043	1,020	24,680	603
Corporate & Investment Banking
Large Corporate	9,374	252	1,260	—	10,886	33
Financial Institutions	1,461	—	—	—	1,461	—
	10,835	252	1,260	—	12,347	33
Corporate Centre
Sovereign and Supranational	50,962	—	—	—	50,962	—
Structured Products	2,482	—	—	—	2,482	35
Social Housing	3,748	69	—	—	3,817	—
Financial Institutions	712	—	—	—	712	—
Legacy Portfolios in run-off	156	—	—	—	156	—
	58,060	69	—	—	58,129	35
Total loss allowances						671

2019
Corporate & Commercial Banking
SME and mid Corporate	11,397	1,162	332	363	13,254	213
Commercial Real Estate	5,778	107	83	89	6,057	49
Social Housing	4,823	90	—	—	4,913	—
	21,998	1,359	415	452	24,224	262
Corporate & Investment Banking
Large Corporate	11,833	252	546	15	12,646	50
Financial Institutions	1,909	—	10	—	1,919	—
	13,742	252	556	15	14,565	50
Corporate Centre
Sovereign and Supranational	34,400	—	—	—	34,400	—
Structured Products	2,572	—	—	—	2,572	—
Social Housing	4,047	13	—	—	4,060	—
Financial Institutions	854	—	3	—	857	—
Legacy Portfolios in run-off	240	—	—	—	240	2
	42,113	13	3	—	42,129	2
Total loss allowances						314
(1)    Includes committed facilities and derivatives. We define ‘Enhanced Monitoring’ and ‘Proactive Management’ in the ‘Monitoring‘ section.
2020 compared to 2019
In Corporate & Commercial Banking, exposures subject to enhanced monitoring decreased by 58%. Exposures subject to proactive monitoring saw a seven fold increase. This was mainly in the SME and mid Corporate sector where restrictions imposed in response to the Covid-19 pandemic reduced economic activity. Accommodation and food service activities, and wholesale and non-food retail were adversely affected despite the measures taken by the UK Government to support industries through the Covid-19 pandemic. In Commercial Real Estate, falling capital and rental yields along with Covid-19 related rent collection challenges exacerbated structural issues in sub-sectors such as Retail. LTVs in this portfolio are relatively low with almost three quarters of the total CRE portfolio having an LTV below 50%, following planned deleveraging of the portfolio in recent years.
In CIB, Large Corporate exposures subject to enhanced monitoring remained stable, whilst exposures subject to proactive management more than doubled. The majority of downgrades were in sectors most impacted by Covid-19. There are no Stage 3 exposures following the repayment in full of a single borrower. Within Financial Institutions, there are no exposures subject to enhanced or proactive monitoring.
In Corporate Centre, exposures subject to proactive management reduced. Exposures subject to enhanced monitoring increased slightly within the Social Housing portfolio due to regulatory rather than risk concerns.
Across the Other business segments portfolios, loan loss allowances increased by £357m (114%), largely due to Covid-19. This reflected significant adjustments to economic assumptions and scenario weights, the reclassification of the Staging of corporate loans in the sectors and lending most at risk due to Covid-19, and provision for an unexpected default of a large single name exposure as a result of the Covid-19 pandemic.
Loan modifications
Forbearance
The following table (audited)sets out the financial assets that were forborne while they had a loss allowance measured at lifetime ECL.

	2020			2019
	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
	£m	£m	£m	£m	£m	£m
Financial assets modified in the year:
–Amortised cost before modification	201	23	—	160	—	—
–Net modification gain/ (loss)	(5)	1	—	1	—	—
Financial assets modified since initial recognition:
–Gross carrying amount of financial assets for which the loss allowance changed to 12-month ECL in the year	40	—	—	38	—	—

We only make forbearance arrangements for lending to customers. The balances (audited) at 31 December 2020 and 31 December 2019, analysed by their staging at the year–end and the forbearance we applied, were:

	2020			2019
	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre	Corporate & Commercial Banking	Corporate & Investment Banking	Corporate Centre
	£m	£m	£m	£m	£m	£m
Stock(1)
–Term extension	141	23	—	66	42	—
–Interest-only	175	—	—	153	—	—
–Other payment rescheduling	180	—	—	229	15	—
	496	23	—	448	57	—
Of which:
–Stage 1	13	—	—	61	42	—
–Stage 2	179	23	—	111	—	—
–Stage 3	304	—	—	276	15	—
	496	23	—	448	57	—
Proportion of portfolio	2.0%	0.2%	—%	1.8%	0.4%	—%
(1)We base forbearance type on the first forbearance we applied. Tables only show accounts open at the year-end. Amounts are drawn balances and include off balance sheet balances.

2020 compared to 2019
In line with guidance from the EBA and PRA in March 2020, concessions required as a result of Covid-19 where the borrower is exhibiting no other signs of financial difficulty are not reported as forbearance.
In Corporate & Commercial Banking, the cumulative forbearance stock increased slightly. Forbearance stock reduced in CIB, following the exit of the previous two forborne cases, and one new forbearance. At 31 December 2020, there was only one forborne case (2019: two cases) in CIB.
PORTFOLIOS OF PARTICULAR INTEREST
Introduction
Some types of lending have higher risk and others stand out for other reasons. We give more detail below on two areas of particular interest.

Portfolio	Description
Commercial Real Estate	The CRE market experienced a challenging environment in the immediate years after the last financial crisis and has previously seen regular cyclical downturns. For those reasons, this is a portfolio of particular interest. We manage and report our Commercial Real Estate portfolio in Corporate & Commercial Banking.
Social Housing	The Social Housing sector in the UK is critical in ensuring the supply of affordable housing across the country. Housing associations play a prominent role in addressing the UK’s shortage of housing across all tenures. The sector benefits from a zero–loss default history aided by its regulated nature. This is a portfolio of particular interest as we hold a significant position in the market.

We see continued investment in this sector as a direct way to support the UK and, indirectly, the wider community initiatives undertaken by our customers. We manage and report our Social Housing portfolio in Corporate & Commercial Banking, except for older loans that do not fit our current business strategy, which we manage and report in Corporate Centre. We provide detailed disclosures of our Social Housing portfolios in in the sections above. We provide a summary of our total Social Housing portfolio below, to give a Santander UK–wide view.